                                                                   EXHIBIT 10.17

                                  CONFIDENTIAL
                                  ------------

--------------------------------------------------------------------------------


                                LEASE AGREEMENT


                         Dated as of February 7, 1996

                                by and between


                      HUGHES COMMUNICATIONS GALAXY, INC.

                                            as Lessee,

                                      and


                           WILMINGTON TRUST COMPANY


                                            not in its individual capacity
                                            but solely as Owner Trustee, Lessor

                         ----------------------------


                              Transponders aboard
                                 Galaxy III-R
                           Communications Satellite


--------------------------------------------------------------------------------


NOTE: THIS LEASE AGREEMENT HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF CHEMICAL BANK, AS AGENT, UNDER AND TO THE EXTENT SET FORTH IN THE LOAN AGREEMENT, DATED AS OF FEBRUARY 7, 1996, BY AND BETWEEN LESSOR AND CHEMICAL BANK, AS AGENT. TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY CHEMICAL BANK, AS AGENT, ON THE SIGNATURE PAGE THEREOF.

                               TABLE OF CONTENTS
                               -----------------
                                                                                       Page
SECTION 1.  Definitions...............................................................  2

SECTION 2.  Acceptance of the Transponders by Lessor; Lease of the Transponders.......  2

SECTION 3.  Term and Rent.............................................................  2
     (a)    Term......................................................................  2
     (b)    Base Rent.................................................................  2
     (c)    Supplemental Rent.........................................................  3
     (d)    Method of Payment.........................................................  3
     (e)    Late Payment..............................................................  4
     (f)    Minimum Payment...........................................................  4
     (g)    Net Lease; No Setoff, etc.................................................  4
     (h)    Repayment of Advance Amount...............................................  5
     (i)    Place of Payment..........................................................  6

SECTION 4.  Recomputation of Rent, Stipulated Loss Value, Termination Value, and EBO
            Amount....................................................................  6

SECTION 5.  Representations, Warranties and Agreements as to the Transponders.........  6
     (a)    Disclaimer of Warranties..................................................  6
     (b)    Exercise of Certain Rights under the Hughes Agreements....................  7

SECTION 6.  Liens; Quiet Enjoyment; Assignment and Sublease...........................  9
     (a)    Liens.....................................................................  9
     (b)    Quiet Enjoyment...........................................................  9
     (c)    Use Agreements............................................................  9
     (d)    GLA Sublease.............................................................. 10
     (e)    Return of Transponders.................................................... 11

SECTION 7.  Operation; Maintenance; Compliance with Law; Location of Satellite;
            Substitution of Transponders.............................................. 11
     (a)    Operation................................................................. 11
     (b)    Maintenance............................................................... 12
     (c)    Compliance with Law....................................................... 13
     (d)    Location of Satellite..................................................... 14
     (e)    Substitution of Transponder............................................... 14

SECTION 8.  Termination............................................................... 15
     (a)    Early Termination......................................................... 15
     (b)    Termination Payments...................................................... 17
     (c)    Retention of Transponders by Lessor....................................... 17
     (d)    No Duplication of Rent Differential Amount................................ 18


SECTION 9.  Insurance................................................................. 18
     (a)    Non-Discrimination........................................................ 18
     (b)    Additional Insureds....................................................... 18
     (c)    Separate Insurance........................................................ 19

SECTION 10. Redelivery................................................................ 19
     (a)    Redelivery Terms.......................................................... 19
     (b)    Decreased Value........................................................... 20

SECTION 11. Cooperation............................................................... 20
     (a)    Lessor's Efforts to Sell or Lease......................................... 20
     (b)    Value and Useful Life Determinations...................................... 21

SECTION 12. Loss, Destruction, Condemnation or Damage................................. 21
     (a)    Payment of Stipulated Loss Value.......................................... 21
     (b)    Application of Payments upon an Event of Loss............................. 22
     (c)    Application of Payments Not Relating to an Event of Loss.................. 22
     (d)    Applications During Default............................................... 22
     (e)    No Duplication of Rent Differential Amount................................ 23

SECTION 13. Merger, Consolidation..................................................... 23

SECTION 14. Reports................................................................... 24
     (a)    Condition and Operation................................................... 24
     (b)    Liens..................................................................... 24

SECTION 15. Events of Default......................................................... 24

SECTION 16. Remedies.................................................................. 26

SECTION 17. Right to Perform for Lessee............................................... 30
     (a)    Right to Cure............................................................. 30
     (b)    Lessor is Lessee's Agent and Attorney..................................... 30

SECTION 18. Renewal................................................................... 30
     (a)    Notice of Renewal or Purchase............................................. 30
     (b)    Fair Market Value Renewal Option.......................................... 31
     (c)    Renewal Rent.............................................................. 31

SECTION 19. Purchase Options.......................................................... 32
     (a)    Purchase Option Events.................................................... 32
     (b)    Notice of Election; Manner of Purchase; Transfer After Purchase........... 33
     (c)    Assumption of Notes....................................................... 34
     (d)    No Duplication of Rent Differential Amount................................ 34


SECTION 20. Further Assurances; Default Notice........................................ 35
     (a)    Further Assurances........................................................ 35
     (b)    Notice of Default......................................................... 35
     (c)    Subsequent Appraisal...................................................... 35

SECTION 21. Collateral Security for Lessor's Obligations to Agent..................... 35

SECTION 22. Counterparts; Uniform Commercial Code..................................... 36

SECTION 23. Notices................................................................... 36

SECTION 24. Miscellaneous............................................................. 36
     (a)    Severability.............................................................. 36
     (b)    Amendment................................................................. 37
     (c)    Headings, etc............................................................. 37
     (d)    Successors and Assigns.................................................... 37
     (e)    Governing Law............................................................. 37
     (f)    Limitation of Liability of the Trust Company.............................. 37


LIST OF SCHEDULES:

Schedule A to Lease Agreement - Scheduled Rent
Schedule B to Lease Agreement - Stipulated Loss Values
Schedule C to Lease Agreement - Termination Values
Schedule D to Lease Agreement - EBO Amount and EBO Date
Schedule E to Lease Agreement - Miscellaneous Information
     Item 1 - Owner Participant
     Item 2 - Last Day of Interim Term
     Item 3 - Basic Term Period
     Item 4 - Last Day of Basic Term
     Item 5 - Agent's Account
     Item 6 - Lessor's Account
     Item 7 - Present Value (Scheduled Rent)
     Item 8 - Present Value (EBO Amount)

LIST OF EXHIBITS:

Exhibit A - Redelivery of Transponder

LIST OF APPENDICES

APPENDIX A - List of Transponders Subject to Lease

     This LEASE AGREEMENT (as the same may be amended from time to time, the "Lease"), dated as of February 7, 1996, by and between WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement ("Lessor"), and HUGHES COMMUNICATIONS GALAXY, INC., a California corporation ("Lessee").

                                   RECITALS
                                   --------

     WHEREAS, Lessee and Lessor have entered into that certain Participation Agreement, dated as of February 7, 1996 (the "Participation Agreement"), with the other parties named therein, including the Owner Participant identified on
Item 1 to Schedule E hereto, with respect to the transactions of which this
          ----------
Lease is a part;

     WHEREAS, Lessee desires to enter into a lease of transponders aboard that certain communications satellite known as Galaxy III-R (which transponders are described in Appendix A hereto and Appendix A to the Purchase Agreement and have
             ----------
been identified in the certificate delivered by Seller pursuant to Section 3.2 of the Purchase Agreement as having met the Transponder Performance Specifications therefor as of the date of such certificate) (individually a "Transponder" and collectively the "Transponders"), and Lessor desires to lease
------------                        ------------
such Transponders to Lessee at the rentals and upon the terms hereinafter provided and as provided hereafter in any supplement to this Lease;

     WHEREAS, HCG is an indirectly wholly-owned subsidiary of HE;

     WHEREAS, Guarantor has executed a Guarantee Agreement, dated as of the Commencement Date, pursuant to which Guarantor unconditionally guarantees certain financial obligations of HCG, Seller, Lessee and Contractor under the Operative Documents and Hughes Agreements;

     WHEREAS, Independent Appraiser has prepared the Closing Date Appraisal and the Commencement Date Appraisal of the Transponders to the satisfaction and agreement of the Owner Participant and Lessee; and

     WHEREAS, Lessor has assigned for security purposes certain of its rights in this Lease to Agent, pursuant to the Loan Agreement, dated as of the Commencement Date, between Lessor and Agent.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

                                   AGREEMENT
                                   ---------

     SECTION 1.  Definitions.  Capitalized terms used but not defined
                 -----------
herein shall for all purposes hereof have the respective meanings assigned thereto in Appendix A to the Participation Agreement, which also contains rules as to usage that shall be applicable herein.

     SECTION 2.  Acceptance of the Transponders by Lessor; Lease of the
                 -------------------------------------------------------
Transponders.
-----------

          (a) Upon execution of this Lease by Lessee and Lessor, Lessor shall be deemed to have delivered, and Lessee shall be deemed to have accepted, each of the Transponders for lease hereunder, and this Lease shall commence as provided in Section 2(b).

          (b) Effective immediately upon the acceptance of each Transponder by Lessee pursuant to Section 2(a), (i) such Transponder shall be deemed for all purposes to be leased by Lessor to Lessee hereunder and accepted by Lessee hereunder for all purposes, and (ii) the Lease Term for such Transponder shall commence. Lessor hereby agrees to lease to Lessee hereunder, and Lessee hereby agrees to lease from Lessor hereunder, each Transponder during the Lease Term applicable to such Transponder.

     SECTION 3.  Term and Rent.
                 -------------

          (a) Term.  As to any Transponder, the lease term (the "Lease Term")
              ----                                               ----------
shall be equal to the Interim Term, the Basic Term and any Renewal Term. The interim term (the "Interim Term") shall commence on the Commencement Date and
                   ------------
run to and including the date set forth on Item 2 to Schedule E hereto, unless
                                                     ----------
earlier terminated pursuant to the terms hereof.  The basic term (the "Basic
                                                                       -----
Term") shall commence on the last day of the Interim Term (the "Basic Term
----                                                            ----------
Commencement Date") and run for the period set forth in Item 3 to Schedule E
-----------------                                                 ----------
hereto, and shall expire on the date set forth in Item 4 to Schedule E hereto,
                                                            ----------
unless earlier terminated pursuant to the terms hereof.

          (b)  Base Rent.
               ---------

               (i) On each date on or prior to the Interim Rent Payment Date on which a payment of interest is due on the Notes, if and to the extent that on or prior to any such date, Lessor shall not have remitted funds to Agent in an amount equal to the amount of interest due and payable on the Notes on such date (such amount being referred to as the "Lessor Interim
                                                         --------------
     Amount"), Lessee shall loan to Lessor an amount equal to any portion of the
     ------
     Lessor Interim Amount not paid by Lessor. Lessor shall give notice to Lessee and Agent at least five Business Days prior to such interest payment date if funds equal to the Lessor Interim Amount will not be paid by Lessor on such date, provided, however, that Lessor's failure to deliver such
                   --------  -------
     notice shall not affect Lessee's obligation under this Section 3(b)(i).

               (ii) Subject to adjustment as provided in Section 13.01 or 13.02, subject to Sections 13.03 and 13.04, of the Participation Agreement, as applicable, Lessee shall pay to Lessor installments of Base Rent during the Basic Term on each Rent Payment Date during the Basic Term, each such installment to be in an amount equal to the sum of (A) the percentage set forth in Schedule A hereto opposite the applicable Rent Payment Date,
              ----------
     multiplied by Lessor's Cost for such Transponder, and (B) the Rent Differential Amount for such Transponder, if any, with respect to such date; provided, however, that if the Rent Payment Date
                                --------  -------
     is also a Termination Date, Casualty Payment Date or EBO Date as of which Termination Value, Stipulated Loss Value or the EBO Amount is required to be calculated or paid, on such Rent Payment Date Lessee shall be obligated to pay, in lieu of the payments specified in clauses (A) and (B) of this clause (ii), an amount equal to the sum of (x) the percentage set forth in Schedule A hereto opposite the applicable Rent Payment Date designated as
     ----------
     "arrears rent", multiplied by Lessor's Cost for such Transponder, and (y) subject to the provisions of Section 8(d), 12(e), 16(II)(e) or 19(d), as applicable, the Rent Differential Amount for such Transponder, if any, with respect to such date. In addition, in the event that any interest on the Notes becomes due and payable during the Basic Term on a date other than on a Rent Payment Date, Lessee shall pay to Lessor, on such date, Base Rent in an amount equal to the amount of such interest.

               (iii) Base Rent with respect to any Transponder during any Renewal Term shall be payable as provided in Section 18.

          (c)  Supplemental Rent.
               -----------------

               (i) Lessee shall pay to Lessor, for its own account, or to any Person entitled thereto, as provided herein or in any other Operative Document, any and all Supplemental Rent promptly as the same shall become due and payable.

               (ii) As Supplemental Rent, Lessee shall pay, when due, on behalf of Lessor, (A) to Contractor (or the Substitute Service Provider, if applicable), an amount equal to any amounts due from Lessor to Contractor under the Service Agreement (or any Substitute Service Agreement) and (B) to Seller an amount equal to any amounts due from Buyer to Seller under the Purchase Agreement, other than Buyer's Cost, in each case with respect to any Transponder for the period that such Transponder is subject to this Lease.

               (iii) As Supplemental Rent, Lessee shall pay, when due, on behalf of Lessor, to Agent, for its own account or for the account of the Noteholder entitled thereto, any amounts due under Section 2.16, 2.17, 2.18 or 3 of the Loan Agreement, unless paid by Lessee directly to Agent or the applicable Noteholder pursuant to clause (i) above.

          (d) Method of Payment.  Subject to Section 21, all Rent (other than
              -----------------
Excepted Payments) payable to Lessor shall be paid to Agent (to its account as set forth on Item 5 to Schedule E hereto, or such other account as Agent may
                       ----------
hereafter designate in writing) for so long as the Lien of the Loan Agreement shall remain in effect and thereafter to Lessor. All Supplemental Rent including any Excepted Payment payable to any Person pursuant to any Operative Document or any Hughes Agreement shall be paid to such Person as provided in such Operative Document or Hughes Agreement. Each payment of Rent shall be made by Lessee in immediately available funds, prior to 1:00 p.m. (New York City time, at the place of payment as designated in Section 3(i) hereof), on the scheduled date on which such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be due and payable on the immediately succeeding Business Day with the same force and effect as if made on such scheduled date, and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date.

          (e) Late Payment.  If any Rent shall not be paid when due, Lessee
              ------------
shall pay to Lessor or to Agent, as the case may be (or, in the case of Supplemental Rent, to any Person entitled thereto as provided herein or in any other Operative Document or Hughes Agreement), as Supplemental Rent, interest (to the extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the date of payment thereof (unless payment is made after 1:00 p.m. (local time, at the place of payment as designated in Section 3(i) hereof), in which event such date of payment shall be included) at the Overdue Rate.

          (f) Minimum Payment.  Notwithstanding any other provision of the Lease
              ---------------
(including, without limitation, Section 3(h)) or any other Operative Document or Hughes Agreement, (1) for any Transponder, the amount of Base Rent and Deferred Equity Amount, as the same may be adjusted pursuant to Section 13.01 or 13.02, subject to Sections 13.03 and 13.04, of the Participation Agreement, as applicable, which is payable on any day specified in this Lease (or a Schedule thereto) for the making of such payment, shall be at least equal to an amount sufficient to make all payments of scheduled principal, if any, and accrued interest due and payable on such day (or the next Business Day, if such day is not a Business Day) on the Notes then outstanding in respect of such Transponder and (2) for any Transponder, the amount of Stipulated Loss Value, Termination Value and the EBO Amount, as each such amount may be adjusted pursuant to
Section 13.01 or 13.02, subject to Sections 13.03 and 13.04, of the Participation Agreement, as applicable, together with Base Rent payable under this Lease on any day specified in this Lease (or Schedule thereto) for the making of such payment in respect of such Transponder shall be at least equal to an amount sufficient to make all payments of principal and accrued interest which would be due and payable on such day (or the next Business Day, if such day is not a Business Day) on the Notes then outstanding in respect of such Transponder, assuming such day or the EBO Date, as the case may be, was the date such payment was due on the Notes in respect of such Transponder in connection with any payment by Lessee of such Stipulated Loss Value, Termination Value or EBO Amount.

          (g) Net Lease; No Setoff, etc.  This Lease is a net lease and,
              --------------------------
notwithstanding any other provision of this Lease to the contrary (except as expressly provided in Section 3(h) hereof), the obligation of Lessee to pay Rent hereunder and under any other Operative Document shall be absolute and unconditional and shall not be affected by any circumstance of any character, including, without limitation: (1) any counterclaim, setoff, recoupment, interruption, deduction, defense, abatement, suspension, deferment, diminution or reduction; (2) any defect in the condition, design, quality, operation or fitness for use or purpose of the Transponders, or any part thereof or interest therein; (3) any damage to, removal, abandonment, salvage, loss, scrapping or destruction of, or any requisition or taking of, the Transponders, or any part thereof or interest therein; (4) any restriction, prevention, interruption or curtailment of or interference with any use, operation or possession of the Transponders, or any part thereof or interest therein; (5) any defect in, or any Lien on, title to the Transponders, or any part thereof or interest therein or any other restriction thereon; (6) any change, waiver, extension, indulgence or other action or omission in respect of any obligation or liability of Seller, Guarantor, Lessee or Lessor; (7) any bankruptcy, insolvency, reorganization, discharge or forgiveness of indebtedness, composition, adjustment, dissolution, liquidation or other like proceeding relating to Seller, Guarantor, Lessee, Agent, Lessor, Owner Participant, any Noteholder or any other Person, or any action taken with respect to this Lease by any trustee or receiver of any Person mentioned above, or by any court; (8) any claim that Lessee or Guarantor has or might have against any Person, including, without limitation, Agent, any Noteholder, Lessor or Owner Participant (but this Section 3(g) shall not constitute a waiver of any such claims); (9) any failure on the part of Lessor, Agent, Owner Participant or any Noteholder to perform or comply with any of the terms hereof or of any other Operative Document or Hughes Agreement; (10) any invalidity or unenforceability or impossibility of performance, or disaffirmance, of any provision of this Lease or any of the other Operative Documents or Hughes Agreement, whether against or by Seller, Lessee or Guarantor or otherwise; (11) any Applicable Laws now or hereafter in force; (12) any failure to obtain or to have obtained any required governmental consent for a transfer of rights or title by Seller to Owner Participant on the Closing Date or by Owner Participant to Owner Trustee on the Commencement Date;
(13) any amendment or other change (except as to the subject matter of any such amendment or change), or any assignment of, any rights under any Operative Document or Hughes Agreement, or any waiver or other action or inaction under or in respect of any Operative Document or Hughes Agreement, or any exercise or nonexercise of any right or remedy under or in respect of any Operative Document or Hughes Agreement, including, without limitation, any foreclosure or other remedy under the Loan Agreement or this Lease or the sale, pursuant to any such foreclosure or such exercise of other remedy, of any Transponder or any portion thereof or interest therein; or (14) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Lessee, to the extent permitted by law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution or reduction of Rent payable by Lessee hereunder. If this Lease shall be terminated in whole or in part for any reason whatsoever except as expressly provided in this Lease, Lessee shall nonetheless pay to Lessor (or, in the case of Supplemental Rent, to Lessor for its own account or to any Person entitled to such Supplemental Rent as specified herein or in the appropriate Operative Document or the Hughes Agreement), an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part. Except with respect to payment of any Advance Amount and as otherwise provided in Section 3(h) hereof, each payment of Rent shall be final, and Lessee agrees not to seek to recover all or any part of any such payment from Lessor, Agent or Owner Participant for any reason under any circumstance whatsoever; provided, however, that nothing contained in this Section 3(g) shall
            --------  -------
prevent Lessee from bringing an action for damages suffered by Lessee as a result of the breach by any Person of any obligation of such Person expressly stated in any Operative Document or Hughes Agreement or for equitable relief to obtain compliance with any such obligation, or for the return of mistakenly paid amounts of any Rent or from exercising the rights set forth in Section 3(h) hereof. Nothing contained in this Section 3(g) shall be construed as: (1) a guaranty of (i) the value of the Transponders upon termination of the Basic Term or any Renewal Term or (ii) the useful life of the Transponders or (iii) payment of any of the Notes; or (2) a prohibition of assertion of any claim against any manufacturer, supplier, dealer, vendor, contractor, subcontractor or installer with respect to the Transponders; or (3) a waiver by Lessee of its right to assert and sue upon any claims it may have against any other Person in one or more separate actions.

          (h) Repayment of Advance Amount.  Lessee shall be repaid, in the
              ---------------------------
manner provided in the next sentence, any amounts constituting Advance Amount (which shall mean any portion of the Deferred Equity Amount advanced by Lessee pursuant to Section 3(b)(i) hereof (excluding any portion thereof required to be paid by Lessee pursuant to Section 2.07(b) of the Participation Agreement) plus interest thereon at a simple interest rate of 14% per annum from the date that any portion of such Deferred Equity Amount is advanced by Lessee to but not including the date such amounts are repaid by Lessor). In order to effect a repayment of the Advance Amount, Lessee shall be entitled to offsets (without duplication) against any payments of Rent (other than as limited by the three provisos to this sentence) due from Lessee to Lessor (including, without limitation, Base Rent, Supplemental Rent, Stipulated Loss Value, Termination Value or the EBO Amount and all other amounts payable to Lessor in connection with any termination of this Lease, but excluding Excepted Payments payable to the Trust Company) until Lessee has received the full amount of the Advance Amount, whether by cash payment, offsets as herein provided, or any combination thereof; provided, however, that, in case of any payment due to
                         --------  -------
Lessor from Lessee, Lessee's right of offset shall be limited to the portion of such payment, if any, distributable to Lessor under the Loan Agreement; provided
                                                                        --------
further, however, that, no such offset or aggregate combined effect of separate
-------  -------
offsets shall reduce the amount of any installment of Base Rent, amounts due under Section 3(b)(i), Stipulated Loss Value, Termination Value or the EBO Amount as of any date payable under this Lease to an amount that would be in contravention of the minimum payment requirements of Section 3(f) or reduce the amount of any Break Funding Costs that may be payable to the Noteholders; and provided further, however, that Lessee shall have no right of offset so long as
-------- -------  -------
any Payment Default, Bankruptcy Default or Event of Default has occurred and is continuing.

          (i) Place of Payment.  All Rent (other than Rent payable to Persons
              ----------------
other than Lessor as provided in any of the Operative Documents or Hughes Agreements, which shall be payable to such other Persons in accordance with written instructions furnished to Lessee by such Persons) shall, subject to
Section 3(d) hereof, be paid by Lessee to Lessor to its account specified in
Item 6 to Schedule E hereto, or such other account as Lessor may hereafter
          ----------
designate in writing. All Rent shall be paid by Lessee by wire transfer of immediately available funds in Dollars.

     SECTION 4.  Recomputation of Rent, Stipulated Loss Value, Termination
                 ---------------------------------------------------------
Value, and EBO Amount.  Adjustments to Rent and other Factors shall be made in
---------------------
accordance with Section 13.01 or 13.02, subject to Sections 13.03 and 13.04, of the Participation Agreement, as applicable. Upon each such adjustment, Schedule
                                                                        --------
A, B, C or D, as applicable, as originally attached hereto on the Commencement
-  -  -    -
Date, shall be replaced by a new schedule reflecting such adjustment.

       SECTION 5.  Representations, Warranties and Agreements as to the
       ----------  ----------------------------------------------------
Transponders.
------------

          (a) Disclaimer of Warranties.  AS BETWEEN LESSEE AND LESSOR, THE
              ------------------------
DEEMED DELIVERY AND ACCEPTANCE OF EACH TRANSPONDER BY LESSOR AND LESSEE, RESPECTIVELY, PURSUANT TO SECTION 2 SHALL BE CONCLUSIVE PROOF OF SUCH TRANSPONDER'S COMPLIANCE WITH ALL REQUIREMENTS OF THIS LEASE, AND LESSOR LEASES AND LESSEE TAKES SUCH TRANSPONDER AND ANY PART THEREOF AS IS, WHERE IS, WITH ALL FAULTS, AND LESSEE ACKNOWLEDGES THAT NONE OF LESSOR, THE TRUST COMPANY, OWNER PARTICIPANT, ANY NOTEHOLDER AND AGENT HAS MADE, NOR SHALL BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, MERCHANTABILITY, DESIGN, QUALITY, DURABILITY, OPERATION OR FITNESS FOR USE OR PURPOSE OF SUCH TRANSPONDER OR ANY PART THEREOF, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH TRANSPONDER OR ANY PART THEREOF OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY LESSEE IN THE EVENT OF ANY DEFECT OR DEFICIENCY IN SUCH TRANSPONDER OR ANY PART THEREOF, OF ANY NATURE WHETHER PATENT OR LATENT, AND THAT NONE OF LESSOR, THE TRUST COMPANY, OWNER PARTICIPANT, ANY NOTEHOLDER AND AGENT SHALL HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO, except that Lessor hereby represents, warrants and covenants that (A) on the Commencement Date, Lessor shall have whatever title to such Transponder, subject to Permitted Liens (other than those referred to in clause (b) of the definition thereof), that was conveyed to it by Owner Participant under the GMAC Bill of Sale on the Commencement Date, and (B) during the Lease Term (so long as no Event of Default shall have occurred and be continuing) Lessor will not, through its own actions or inactions, interfere with the quiet enjoyment of any Transponder by Lessee and Lessor further agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien on or with respect to any Transponder. The provisions of this
Section 5(a) have been negotiated, and except as expressly provided in the Operative Documents, the foregoing provisions are intended to be a complete exclusion and negation of any warranties by Lessor, the Trust Company, Owner Participant, any Noteholder and Agent, express or implied, with respect to such Transponder, whether arising pursuant to the Uniform Commercial Code or any other law now or hereafter in effect, or otherwise. Nothing contained herein shall in any way diminish or otherwise affect any right Lessee may have with respect to any Transponder against any other third person. None of Lessor, the Trust Company, Owner Participant, any Noteholder and Agent shall at any time be required to inspect such Transponder, nor shall any inspection by Owner Participant, Lessor, the Trust Company, any Noteholder or Agent be deemed to affect or modify the provisions of this Section 5(a).

          (b) Exercise of Certain Rights under the Hughes Agreements.
              ------------------------------------------------------

               (i) HCG, in its capacity as Seller under the Bill of Sale and the Purchase Agreement, is making certain representations and warranties and undertaking certain payment obligations to Lessor in its capacity as Buyer under the Purchase Agreement and as assignee of the Bill of Sale with respect to the Transponders. None of the provisions of the Bill of Sale or the Purchase Agreement is, as such, incorporated in this Lease and LESSOR ACKNOWLEDGES THAT LESSEE, IN ITS CAPACITY AS LESSEE, HAS NOT MADE NOR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TRANSPONDER, OR ANY PART THEREOF, IN THIS LEASE, THE BILL OF SALE OR ANY OF THE OTHER OPERATIVE DOCUMENTS, INCLUDING, WITHOUT LIMITATION, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE OF SUCH TRANSPONDER, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH TRANSPONDER OR ANY PART THEREOF, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THE OPERATIVE DOCUMENTS. The foregoing is not in any way intended to, nor shall it be deemed to, limit or otherwise affect the obligations or representations or warranties of HCG under Section 4.01 of the Participation Agreement or Lessee under Article VI of the Participation Agreement, of Seller under the Purchase Agreement or of Contractor under the Service Agreement.

               (ii) Lessor hereby agrees that so long as no Event of Default shall have occurred and be continuing with respect to a Transponder, Lessor shall not exercise, during the Lease Term for such Transponder, any of its rights under the Hughes Agreements in respect of such Transponder, including any of its rights to any indemnity or other payments with respect to such Transponder; provided that Lessee cannot waive the obligations of
                          --------
     Seller or Contractor,
     and Lessor may exercise any rights and remedies it might have, under Sections 5.1, 5.3, 5.5, 8.1, 14.2, 15.10, 15.12 and the last sentence of
     15.16 of the Purchase Agreement and under Article 7 and Sections 2.1(b), 4.1, 4.2, 4.5, 4.7, 6.3, 6.4, 12.10 and 12.12 of the Service Agreement;
     provided, in addition that, notwithstanding anything to the contrary in the
     --------  -- --------
     foregoing, Lessor shall, at all times, retain the right to defend its title to the Transponders and to enforce its rights under the Lease or the Purchase Agreement or the Participation Agreement to cause Lessee or Seller or Owner Participant, as applicable, to defend such title in accordance with the provisions hereof or thereof. Lessee may consent to the preemption or interruption of any Transponder by Seller under Section 7.1 of the Purchase Agreement, without regard to the Transponder Priority List set forth in Appendix E thereto, and such preemption or interruption shall not constitute a Confirmed Failure (if it would otherwise constitute a Confirmed Failure) only if: (a) such preemption or interruption will not adversely affect the ability (1) of Lessee to meet its obligations under this Lease or any of the Operative Documents or Hughes Agreements to which it is a party or (2) of such preempted or interrupted Transponder to meet the Transponder Performance Specifications upon the cessation of such preemption or interruption or otherwise cause an Adverse Effect to Lessor's (or to Owner Participant's) interest in such Transponder upon the expiration or termination of the Lease; (b) at the time such preemption or interruption ceases, such Transponder meets the applicable Transponder Performance Specifications; and (c) Lessee (and Seller, if the two parties shall be different entities) shall deliver to Lessor an Officer's Certificate (or Officer's Certificates, if applicable) prior to such preemption or interruption confirming (A) the statement set forth in clause
     (a) above and (B) that, based on information available to Lessee at such time, Lessee reasonably believes that the Transponder will be capable of meeting the Transponder Performance Specifications therefor upon cessation of such preemption or interruption. At such time as any of the foregoing conditions is not met, then the Confirmed Failure of such Transponder shall, if the other conditions for a Confirmed Failure are met, be deemed then to have occurred. Lessor hereby authorizes Lessee, for so long as this Lease shall be in effect with respect to any Transponder and so long as no Event of Default shall have occurred and be continuing, to exercise in the name of and on behalf of Lessor, the right and power to deal with the Seller and Hughes Services under the Hughes Agreements and any other manufacturer or supplier of such Transponder or any other users of the transponders on the Satellite including, without limitation, the right to demand, receive, accept and retain all services, tests, inspection rights, reports and other data and services with respect to such Transponder as provided in the Purchase Agreement and the Service Agreement, and the right to enforce (by legal action or otherwise) or to elect not to enforce (except in such manner as would have a material adverse effect on Lessor's interest in the Transponders upon expiration or termination of the Lease) against such Seller, Hughes Services, other manufacturer or supplier or other user all rights, powers and privileges of Lessor, and to receive all benefits (subject to Sections 12(b), 12(c) and 12(d) of Lessor with respect to Seller, Hughes Services, such other manufacturer or such supplier or such other user, under any express or implied warranty or indemnity or other provisions of the Hughes Agreements or substitute agreements in effect, pursuant to Section 7(b) or otherwise, including, without limitation, the right to enforce (or not enforce (except in such manner as would have a material adverse effect on Lessor's interest in the Transponders upon the expiration or termination of the Lease)) and the right to obtain and retain the benefits of, all rights and claims of Buyer under the Purchase Agreement or of Owner under the Service Agreement; provided that, notwithstanding any term or provision of this Section
     --------
     5(b)(ii) to the contrary, Lessor and Owner Participant shall retain the right to any Excepted Payment owing to either of them, respectively.

          (iii) If, notwithstanding the foregoing, Lessor receives any payment of any kind whatsoever under the Purchase Agreement or the Service Agreement during the Lease Term to which Lessee is entitled pursuant to
     Section 5(b)(ii), Lessor shall upon receipt remit to Lessee the full amount of the payment received by it under the Purchase Agreement, or the Service Agreement, as the case may be; provided that no Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing; provided
                                                                        --------
     further, however, that Lessor shall promptly remit such amounts to Lessee
     -------  -------
     at such time as no Payment Default, Bankruptcy Default or Event of Default is continuing.

     SECTION 6.  Liens; Quiet Enjoyment; Assignment and Sublease.
                 -----------------------------------------------

          (a) Liens.  Lessee shall not directly or indirectly create, incur,
              -----
assume or suffer to exist any Lien on or with respect to any Transponder, the Lessor's Estate or the Collateral Security, or title thereto or any interest therein, except Permitted Liens. Lessee's obligations under this Section 6(a) with respect to any Lien, other than Owner Participant Liens or Lessor Liens, on any Transponder arising prior to the termination of this Lease shall survive such termination.

          (b) Quiet Enjoyment.  So long as no Event of Default shall have
              ---------------
occurred and be continuing, as between Lessee and Lessor, Lessee shall have the exclusive rights to possession and control of each Transponder and Lessor shall not take any action that interferes with the quiet enjoyment of the use or non-use of any Transponder by Lessee, and Lessee shall have the right to use or not use such Transponder in its sole discretion.

          (c) Use Agreements.  So long as no Lease Rental Payment Default,
              --------------
Bankruptcy Default or Event of Default shall have occurred and be continuing, Lessee may, without the consent of or prior notice to Lessor, (x) assign its leasehold interest in this Lease, in whole or in part, including any of Lessee's rights or options hereunder (a "Lease Assignment"), and (y) sublease, license,
                                ----------------
enter into short term or long term service contracts with any Person (including, without limitation, to a "tax-exempt" entity as defined in Section 168(h) of the
Code), transfer Control of, or permit Seller or any other such Person (including, without limitation, to a "tax-exempt" entity as defined in Section 168(h) of the Code) to use all or any part of any Transponder or Transponders during the Lease Term (collectively, the "Use Agreements"; such Use Agreements
                                          --------------
not including for the purposes of Sections 6(c)(i) and 6(c)(iv) any occasional use service contract for the provision of part-time, occasional use transponder capacity on available Ku-band or C-band transponders on satellites, including the Satellite, owned or operated by Lessee or any Affiliate thereof and not expressly required to be made available using any of the Transponders leased hereunder (an "Occasional Use Service Contract")), on and subject to the
               -------------------------------
following terms and conditions:

               (i) except as otherwise provided in Section 6(d), such Use Agreements shall expressly provide that the rights of any sublessee, assignee, user or operator thereunder (collectively, "User") are subject
                                                           ----
     and subordinate to all the terms and conditions of this Lease, including, without limitation, Lessor's right to repossess any Transponder and terminate such Use Agreements upon the occurrence of an Event of Default or other termination of this Lease, except that any Use Agreement with a term of one (1) year or less shall not be required to be so subject and subordinate, so long as, if entered into during the last year of the Basic Term or Renewal Term (as applicable), the term of such Use Agreement does not extend beyond such Basic Term or Renewal Term (as applicable);

          (ii) Lessee shall remain primarily liable to Lessor for the performance of all of the terms of this Lease to the same extent as if such Use Agreements had not occurred;

          (iii) the terms and conditions of such Use Agreements (A) shall not be in violation of Applicable Law and (B) shall not be inconsistent with the terms of this Lease, provided that the term thereof may extend
                                   --------
     beyond the expiration of the Lease Term, subject to (except as otherwise provided in Section 6(d)) the provisions of Section 6(c)(i) above and
     Section 6(e); and

          (iv) except as otherwise provided in Section 6(d), such Use Agreements shall prohibit the User from entering into any Further Use Agreements without obtaining (x) the written consent of Lessee and (y) an agreement by any such User further transferring its rights to comply with the terms and conditions of this Section 6(c), including, without limitation, the requirement that any such Further Use Agreement be expressly subject and subordinate to this Lease to the same extent as such Use Agreement.

          No Lease Assignment shall be made unless: (i) assignee executes an assignment and assumption agreement reasonably satisfactory to Lessor, which agreement shall include the agreement therein that references in the Lease to "Lessee" shall include, where appropriate, HCG, assignee or both, including, without limitation, in the context of provisions concerning Events of Default;
(ii) with respect to the assignment of any of Lessee's technical obligations hereunder, assignee shall be technically qualified to perform such obligations, as reasonably determined by Lessee; (iii) a financing statement or statements with respect to any assignment agreement entered into with respect to such Lease Assignment shall be filed in such place or places as reasonably requested by Agent and all other action as is reasonably requested by Agent in order to perfect the security interest therein (and with respect to the Transponders only, only to the extent such security interest was capable of perfection prior to such Lease Assignment) created by or pursuant to the Loan Agreement shall be taken and an executed chattel paper original counterpart of any such assignment agreement shall be delivered by Lessee to Agent; (iv) Lessee shall cause to be delivered to Agent and Lessor an opinion of counsel to the assignee to the effect that the Lease Assignment is a valid and binding obligation of the assignee (subject to customary exceptions), such opinion to be in form and substance reasonably satisfactory to Lessor and Agent; and (v) Guarantor shall have confirmed that the Guarantee Agreement shall remain in full force and effect.

          Subject to the provisions of this Section 6(c) and the Hughes Agreements, Lessee may render any communications service, so long as the foregoing provisions of this Section 6(c) shall apply, and Lessee or any Affiliate thereof may provide Transponder or Transponders capacity by Lessee or any Affiliate of Lessee to any of their respective customers in the ordinary course of their respective businesses; provided that no rendering of any such communications service or the providing of Transponder or Transponders capacity, and neither the entering into or performing of any agreement related thereto, shall operate to reduce, excuse or in any way affect the obligations of Lessee hereunder and under the other Operative Documents or the Hughes Agreements to which it is a party; and as to which Lessee will remain primarily liable.

          (d) GLA Sublease.  Notwithstanding any provision of Sections 6(c) and
              ------------
6(e) to the contrary, at Lessee's election, clauses (i), (iii)(B) and (iv) of
Section 6(c) and Section 6(e) shall not apply to the GLA Sublease, the GLA Sublease shall not be subject and subordinate to this Lease (and may contain a provision granting quiet enjoyment to GLA (and its successors and permitted assigns) under the GLA Sublease during the term thereof), if and so long as:

               (i) the rental payments provided for the Transponders under the GLA Sublease are determined by Lessee, at the time the GLA Sublease is entered into, in good faith, after consultation with an independent third party to represent the then fair market value to Lessee of the lease of such Transponders; and such determination by Lessee shall be conclusive as to such market value;

               (ii) effective upon the occurrence of an Event of Default, the GLA Sublease is assigned by Lessee to Lessor and collaterally assigned by Lessor to Agent as additional Collateral Security within 10 days after the occurrence of such Event of Default (and the original copy of the GLA Sublease is delivered by Lessee or GLA to Agent during said 10-day period, provided that the GLA Sublease being "Proprietary Information" within the
     --------
     meaning of Section 16.02 of the Participation Agreement, Agent (or Lessor, as applicable) shall hold it subject to the confidentiality requirements of
     Section 16.01 of the Participation Agreement); and

               (iii) at the effective time of such assignment, (A) GLA is not in default of its obligations under the GLA Sublease and (B) either the creditworthiness of GLA (or its applicable successor or assign) is reasonably satisfactory to Owner Participant and a Majority In Interest of Noteholders or GLA (or its applicable successor or assign) secures a letter of credit for the benefit of Lessor, which letter of credit is collaterally assigned by Lessor to Agent as additional Collateral Security, and is in an amount and on terms and conditions reasonably satisfactory to Owner Participant and a Majority In Interest of Noteholders.

          Lessor agrees that it shall take any and all actions reasonably requested by Lessee or Agent to cause the collateral assignments to Agent contemplated by clauses (ii) and (iii)(B) above to be timely effected in a manner reasonably satisfactory to Agent.

          Except as specifically provided in this Section 6(d), Lessee shall not have any obligation to assign the User Agreements to Lessor.

          (e) Return of Transponders.  Subject to Section 6(c)(i), any Use
              ----------------------
Agreement may by its terms extend, or be extended by the User, beyond the Lease Term, provided that each Transponder shall, at the time of Redelivery to Lessor pursuant to Section 10, be free and clear of any continuing rights of or obligations to any User unless Lessor shall otherwise expressly agree in writing at the request of Lessee; provided that the provisions of this Section 6(e)
                          --------
shall not apply to the GLA Sublease.

     SECTION 7.  Operation; Maintenance; Compliance with Law; Location of
                 --------------------------------------------------------
Satellite; Substitution of Transponders.
---------------------------------------

          During the Lease Term with respect to any Transponder:

          (a) Operation.  Subject to Section 5(b)(ii), Lessee shall observe and
              ---------
perform each and every obligation (and shall exercise all rights where failure to do so would have a material adverse effect on Lessor's interest in the Transponders upon the expiration or termination of the Lease) of Buyer under the Purchase Agreement and Owner under the Service Agreement to the extent the same relate to such

Transponder, and shall keep the same in full force and effect. Lessee shall not use any Transponder during the Lease Term or authorize any third party to use such Transponder in breach of the Purchase Agreement, the Service Agreement or any Applicable Laws applicable to Lessee, Lessor (in its capacity as such Transponder owner without regard to Applicable Laws applicable to Lessor solely because of its being engaged in a regulated activity of any type other than the owning and leasing of the Transponder), Owner Participant (in its capacity as such Transponder owner without regard to Applicable Laws applicable to Owner Participant solely because of its being engaged in a regulated activity of any type other than the owning and leasing of the Transponder), such third party or such Transponder (in each case, other than Applicable Laws as to which noncompliance would not have an Adverse Effect), or in violation of any authorization relating to such Transponder or the Satellite or Lessee issued by any Governmental Authority having jurisdiction over such Transponder, the Satellite or Lessee other than (i) any provision of such Applicable Law, authorization or insurance as to which noncompliance would not have an Adverse Effect or (ii) unless the validity of such Applicable Law or authorization is being contested in good faith and by appropriate proceedings (but only so long as such proceedings do not involve any risk of civil or criminal liability to Lessor, Owner Participant or Agent, and do not involve any material danger of the sale, forfeiture, loss or diminution in value of such Transponder or the rights or interests of Lessor or Owner Participant or Agent under any Hughes Agreement or any Operative Document and adequate reserves with respect thereto shall have been established in accordance with GAAP). As used herein, "Adverse
                                                                        -------
Effect" shall mean that which would materially adversely affect the business,
------
operations or properties of Guarantor on a consolidated basis or involve any material danger (x) of the loss of any FCC authorization to operate the Satellite or maintain it in the orbital location permitted by Section 7(d), (y) of any material adverse effect on the ability of Lessee to perform its obligations hereunder and under the Purchase Agreement or of the sale, forfeiture, loss or diminution in value of any Transponder, or (z) of the imposition of criminal or civil liability on Lessor, Owner Participant, any Loan Participant or Agent.

          (b) Maintenance.  Lessee hereby agrees to require Hughes Services to
              -----------
fulfill all of its obligations under the Service Agreement. Lessee, as Seller, shall fulfill all of its obligations under the Purchase Agreement. Lessee will pay to Hughes Services on behalf of Lessor an amount equal to all payments required to be made by Lessor during the Lease Term to Hughes Services under the Service Agreement as Supplemental Rent pursuant to Section 3(c)(ii), and will on behalf of Lessor perform all other obligations thereunder required to be performed by Lessor, with respect to such Transponder during the Lease Term. So long as during the Lease Term the Service Agreement or a Substitute Service Agreement shall have remained in full force and effect and Hughes Services (or a Substitute Service Provider (as defined below), if applicable) or Lessee shall have performed all of its obligations, if any hereunder and thereunder, as applicable, with respect to such Transponder, all maintenance, management and monitoring responsibilities of Lessee in connection with such Transponder shall be deemed fulfilled, and Lessee shall have no additional independent obligations hereunder relating thereto.

          In the event that at any time during the Lease Term the Service Agreement shall no longer be in full force and effect or Hughes Services shall fail to perform its obligations thereunder with respect to such Transponder, Lessee, at its expense, shall maintain, manage and monitor, or cause to be maintained, managed and monitored, the Satellite and such Transponder in good working order and repair, ordinary wear and tear excepted, (i) in accordance with the higher of (A) customary industry standards employed by owners of Ku-Band transponders on domestic communications satellites or (B) standards at least equal to those used by Hughes Services or any of its Affiliates prior to such failure of performance for other transponders on the Satellite or on another similar satellite owned, leased or operated by Hughes Services or any of its Affiliates (if at the time Hughes Services or any Affiliate thereof maintains, manages or monitors satellites similar to the Satellite for similar commercial purposes); (ii) in compliance with all Applicable Laws (other than Applicable Laws as to which noncompliance would not have an Adverse Effect); and (iii) in accordance with all applicable requirements of any insurance policy then in effect that is required by Section 9 hereof. The foregoing notwithstanding, if, with respect to any Transponder, Contractor or Substitute Service Provider is unable temporarily to perform its maintenance obligations under the Service Agreement or any Substitute Service Agreement due to any Force Majeure Event, then, provided such temporary failure to perform does not cause a permanent material diminution in the value of such Transponder and is capable of cure before any such permanent diminution in value would result, such failure shall not constitute a breach of Lessee's obligations under this Lease.

          Without limiting the generality of the foregoing, at any time during the Lease Term, if the Service Agreement shall not be in effect, Lessee will arrange for Lessor to enter into and Lessee will keep in full force and effect for the remainder of the Lease Term an agreement for the provision of services (the "Substitute Service Agreement") comparable to those to be provided by
      ----------------------------
Hughes Services under the Service Agreement at a reasonable cost with a sound and reputable service provider, which may or may not be an Affiliate of Hughes Services (the "Substitute Service Provider"), and which such provider shall be
               ---------------------------
reasonably acceptable to Lessor and, for so long as the Loan Agreement shall be in effect, Agent. If Lessor enters into a Substitute Service Agreement, it will assign its rights under such agreement to Lessee during the Lease Term on the terms and conditions contained in Section 5(b)(ii).

          (c) Compliance with Law.  During the Lease Term with respect to any
              -------------------
Transponder, Lessee or Contractor shall have and maintain all permits, licenses and approvals required by the FCC or under any Applicable Law to operate the Satellite and such Transponder and shall satisfy the requirements of the FCC and any statute, regulation or order applicable to operators, users or lessees of such Transponder; provided, however, that Lessee shall not be deemed to have
                  --------  -------
breached the foregoing covenant unless such non-maintenance or non-satisfaction would have an Adverse Effect. To the extent permitted by law, Lessee or any Affiliate thereof shall prepare and file in timely fashion, or, where Lessor, Owner Participant or Agent shall be required so to file, prepare and deliver to such Person within a reasonable time prior to the date for filing, any reports with respect to any Transponder which are required to be filed with any Governmental Body during the Lease Term for such Transponder. Lessor shall notify Lessee promptly after Lessor has Actual Knowledge of any reports or filings required of Lessor by law in connection with its ownership of the Transponders; provided, however, that Lessor shall not incur any liability to
              --------  -------
Lessee for failure so to notify Lessee. If Lessee shall fail to timely prepare, deliver or file any such report solely as a result of the failure of Lessor, Owner Participant or Agent timely to provide Lessee with (i) any information required in such report which is in the possession of Lessor, Owner Participant or Agent and is not reasonably available to Lessee or (ii) notice of the requirement of such report if such report is required as to Lessor, Owner Participant or Agent for any reason other than such Person's interest in the Transponder or Transponders then subject to this Lease, Lessee shall incur no liability to any such Person failing to provide such information or notice to the extent such liability is incurred by the failure to provide such information or notice (unless Lessee already had Actual Knowledge of such requirement, Lessee fails to request such information from such Person and such failure has an Adverse Effect). Lessor hereby appoints Lessee its attorney-in-fact, to the extent permissible by Applicable Law, to execute such reports in the name of Lessor and to file such reports, and Lessor shall cooperate in furnishing Lessee such information as is available to it which must be included in such reports. Upon demand, Lessee shall reimburse Lessor, Owner Participant or Agent on an After-Tax Basis for any reasonable out-of-pocket costs incurred by each such Person, respectively, in connection with the preparation and filing of any such reports. Lessee shall, on a periodic basis, furnish Lessor, Owner Participant or Agent, as applicable, with a copy of all reports filed by Lessee on behalf of such Person pursuant to this Section 7(c).

          (d) Location of Satellite.  During the Lease Term, Lessee shall not
              ---------------------
move (or cause or suffer to be moved) or seek to move the Satellite to an orbital location different from the Permanent Orbital Location for the remaining useful commercial life of such Satellite; provided, however, that Lessee (i)
                                          --------  -------
may, and shall be obligated to, move the Satellite at any time or times if required to comply with a requirement of the FCC (an "FCC Ordered Move") and
                                                      ----------------
(ii) may seek to move, and may move, the Satellite as part of an overall industry process which will increase or decrease the number of, or reallocate the, available orbital locations and which involves a substantial number of satellites being moved in a coordinated manner. Neither Lessee nor any of its Affiliates shall seek any order or approval from the FCC requiring or allowing the movement of the Satellite other than pursuant to clause (ii) of the proviso to the immediately preceding sentence.

          (e) Substitution of Transponder.  Lessee shall have the right, in its
              ---------------------------
discretion, subject to the conditions set forth in this Section 7(e) to substitute (a "Substitution"), from time to time during the Lease Term, for any
               ------------
Transponder leased hereunder another transponder of the same type (including, without limitation, with respect to preemptibility) and power aboard any other satellite owned by Lessee or an Affiliate of Lessee (a "Replacement
                                                        -----------
Transponder").  Upon fulfillment of the conditions specified in this Section
-----------
7(e), such Replacement Transponder shall be conveyed by Lessee to Lessor and leased to Lessee hereunder.

          The Substitution of a transponder pursuant to this Section 7(e) (or
Section 12(a)) shall be subject to fulfillment of the following conditions precedent on the date of the proposed Substitution at Lessee's sole cost and expense (and, in the case of clauses (iii), (iv), (v), (vi), (vii), (viii),
(ix), (x) and (xi) to the reasonable satisfaction of Lessor): (i) no Bankruptcy Default or Event of Default shall have occurred and be continuing or will exist immediately following the proposed Substitution; (ii) on the date of such Substitution, the Replacement Transponder (A) shall meet the applicable Transponder Performance Specifications set forth in Appendix D-1 to the Purchase Agreement, (B) shall have a remaining useful commercial life equal to or greater than the Transponder it is replacing, and (C) a Narrow Ku-Band Transponder shall only be substituted for a Narrow Ku-Band Transponder and a Wide Ku-Band Transponder for a Wide Ku-Band Transponder, and, in each case, such Replacement Transponder shall have the same or greater value, utility and estimated residual value as the Transponder it is replacing (all of (A), (B) and (C) as determined pursuant to an appraisal performed by an appraiser selected by Lessee within ten
(10) Business Days of written notice from Lessee of a proposed Substitution, which appraisal shall be performed within 30 days of the selection of the appraiser); (iii) Lessor shall have received a bill of sale substantially in the form of the Bill of Sale conveying title to such Replacement Transponder to Lessor; (iv) if so requested by Lessor, or for so long as the Loan Agreement shall be in effect, by Agent, Lessee shall have entered into a Lease Supplement covering such Replacement Transponder and, if so requested by Agent, Lessor shall have delivered a Loan Agreement Supplement to Agent; (v) Lessor shall receive good and marketable title to such Replacement Transponder free and clear of all Liens other than Permitted Liens of the type specified in clauses (a) and
(b) of the definition thereof; (vi) such Replacement Transponder shall be covered by an assignment and consent instrument similar in form and substance to the Consent and Agreement; (vii) Lessee shall have made arrangements reasonably satisfactory to Lessor for Lessor to enter into the Service Agreement or the

Substitute Service Agreement or, if not then in effect, a service agreement reasonably acceptable in form and substance to Lessor and, for so long as the Loan Agreement shall be in effect, Agent with respect to the Replacement Transponder; (viii) Lessee shall have delivered to Lessor and, for so long as the Loan Agreement shall be in effect, Agent a certificate from an officer of Lessee that the Replacement Transponder meets the required standards set forth in (A), (B) and (C) of clause (ii), above; (ix) Lessee and Lessor (with the consent of Agent, not to be unreasonably withheld, for so long as the Loan Agreement shall be in effect) shall have entered into a transponder purchase agreement, transponder service agreement and lease agreement covering such Replacement Transponder on terms substantially similar to those contained in the Purchase Agreement, Service Agreement and this Lease, respectively, such agreements modified only to reflect the differences in the orbital location, useful commercial life and other attributes unique to such other satellite, the transponders thereon, and then-existing contractual commitments to owners of any such transponders on such other satellite, provided that such then-existing contractual commitments are substantially similar to the contractual commitments to owners of transponders on the Satellite (each such agreement to be deemed for all purposes thereafter, a Hughes Agreement or Operative Document, as applicable); (x) if requested by Owner Participant, Owner Participant shall have received from tax counsel a tax opinion to the effect that the Owner Participant is not incurring additional income tax risk as a result of such Substitution or, in lieu of such tax opinion, and provided there is, in the opinion of tax counsel, a reasonable basis for taking the reporting position requested by Lessee, a tax indemnity by Lessee reasonably satisfactory to Owner Participant;
(xi) so long as the Loan Agreement is in effect, the provisions of Sections 15(a) and 15(b) of the Loan Agreement shall have been satisfied; and (xii) an opinion of counsel delivered to Lessor as to the enforceability of the agreements referred to in clause (ix) above, subject to customary exceptions.
If requested by Owner Participant, Lessor shall cause tax counsel to determine, within five (5) Business Days of Lessee's written notice to Lessor of Lessee's intent to exercise the foregoing Substitution right, whether it can provide the tax opinion referred to in clause (x), above.

          Upon the fulfillment of the foregoing conditions, Lessor will Transfer to Lessee all of Lessor's right, title and interest in and to the Transponder to be replaced as is, where is, free and clear of all Lessor Liens and Owner Participant Liens, but otherwise without warranty, and will deliver to Lessee such instrument as Lessee shall reasonably request releasing such Transponder from this Lease. Upon such Substitution for all purposes hereof, such Replacement Transponder shall be deemed to be a "Transponder" hereunder.

     SECTION 8.  Termination.
                 -----------

          (a)    Early Termination.
                 -----------------

                 (i) Provided that no Lease Rental Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing, in the event that Lessee shall in good faith determine that the Transponders, in the aggregate, have become uneconomic, obsolete or surplus to Lessee's requirements (as evidenced by a resolution to such effect adopted by the Board of Directors of Lessee), Lessee shall have the option, during the Basic Term (but not during any Renewal Term), upon furnishing a notice to Lessor and Agent at least 180 days prior to the effectiveness thereof to terminate this Lease with respect to all, but not less than all, of the Transponders on any Rent Payment Date on or after the fifth anniversary of the Commencement Date (the "Termination Date"). As a condition to any
                                 ----------------
     transfer by Lessor of the Transponders or retention by Lessor of the Transponders (each pursuant to this Section 8), any necessary regulatory approvals in connection therewith shall have been obtained (Lessee hereby agreeing to use reasonable best efforts to obtain or to assist Lessor in obtaining such approvals).

               During the period from the giving of such notice of termination for the Transponders until 60 days prior to the Termination Date, Lessee, as non-exclusive agent for Lessor, shall use commercially reasonable efforts to solicit unconditional cash bids from Persons other than Lessee or its Affiliates to purchase such Transponders on the Termination Date, and Lessee shall, during the period from the giving of such notice of termination until 60 days prior to the Termination Date (as set forth in the preceding paragraph), from time to time at the request of Lessor or Agent, inform Lessor and Agent of the results of its efforts and shall certify to Lessor and Agent, at least 60 days prior to the Termination Date, the amount and terms of each such bid which has theretofore been submitted and the name and address of the party submitting such bid.
     Lessor and Owner Participant shall each have the right to solicit bids or each to make its own bid, provided that any bid by Lessor or Owner Participant shall be submitted to Lessee prior to the disclosure by Lessee to Lessor or Owner Participant of any other bids, but shall be under no duty to solicit bids or to inquire into the efforts of Lessee to obtain bids. Each such bid (a) shall be for payment in full in cash and (b) shall not involve any consideration to be received by Lessee or its Affiliates or be connected, directly or indirectly, with any transaction between the purchaser and the Lessee or its Affiliates, (collectively, a "Bona Fide
                                                                   ---------
     Bid").  On or prior to the 40th day prior to the Termination Date, Lessee
     ---
     may (provided that Lessee has not previously canceled a proposed termination except for a deemed cancellation as provided in Sections 8(a)(ii) and 8(c) hereto), by notice to Lessor and Agent, cancel the proposed termination of this Lease for the Transponders, whereupon this Lease shall continue in full force and effect with respect to the Transponders.

               If Lessee does not cancel such proposed termination as set forth in the last sentence of the preceding paragraph and any Bona Fide Bids are received on or prior to the 60th day before the Termination Date, Lessee's notice of termination shall become irrevocable on the 10th Business Day prior to the Termination Date and Lessor shall on the Termination Date, provided that the conditions of subsection (b) have been fulfilled, sell such Transponders to the bidder which shall have submitted the highest Bona Fide Bid for such Transponders and which has not defaulted on its bid (or to the next successively highest bidders, if any, which shall have submitted Bona Fide Bids, in the case of a default by the prior bidder, provided such sale shall have been consented to by Lessee if the Bona Fide Bid related thereto is for an amount less than the applicable Termination Value for the Transponders) for such Transponders upon receipt in immediately available funds of the amount specified in such bid. Such funds shall be paid either to Agent or to Lessor, as required pursuant to the Loan Agreement. All reasonable out-of-pocket costs and expenses incurred by Lessor or Agent including, without limitation, attorneys' fees, in connection with any notice of termination, regardless of whether a sale is completed or Lessee withdraws its notice of termination, shall be paid by Lessee on an After-Tax Basis.

               (ii) If no sale of the Transponders shall have occurred in accordance with Section 8(a)(i) on the Termination Date, or if all bidders having submitted Bona Fide Bids for such Transponders that were for an amount at least equal to Termination Value for the Transponders (or if for less than such Termination Value, the sale to such bidder was consented to by Lessee) have defaulted on such bids, then the Lease shall continue in full force and effect and the termination notice given by Lessee shall be deemed to have been canceled by Lessee.

     If no sale of the Transponders shall have occurred in accordance with
     Section 8(a)(i), as a result of a default by Lessor in its obligation to sell the Transponders in accordance with Section 8(b), then Lessor shall have been deemed to have exercised its election to retain ownership of the Transponders pursuant to Section 8(c) hereof.

               (iii) Notwithstanding anything to the contrary in this Section 8(a), if the bidder to whom the sale would otherwise have taken place shall have defaulted on its bid within the ten (10) Business Day-period ending on the Termination Date, Lessee shall nonetheless make, on the Termination Date, (A) all the payments specified in the first sentence of Section 8(b) (but not the payment called for by the second sentence of Section 8(b)), and (B) payment of Termination Value for the Transponders as of the Termination Date. Promptly thereafter, Lessor shall use its reasonable commercial efforts to sell the Transponders to an unaffiliated third party. Lessor shall retain the net proceeds of any such sale in excess of Termination Value for such Transponders as of the Termination Date and pay to Lessee the net proceeds of such sale up to but not exceeding Termination Value for such Transponders as of the Termination Date within five (5) Business days of receipt of the proceeds of such sale. Upon payment by Lessee of all the amounts due pursuant to this Section 8(a)(iii), the obligation of Lessee to pay Base Rent with respect to the Transponders and Supplemental Rent, other than to pay Supplemental Rent attributable to acts, events or conditions occurring or existing on or prior to such termination with respect to the Transponders or as otherwise expressly provided in the Tax Indemnification Agreement, if any, shall terminate, the Transponders shall no longer be subject to this Lease and the Lease Term with respect to the Transponders shall end.

          (b) Termination Payments.  As a condition to the obligation of Lessor
              --------------------
to terminate the Lease and to sell the Transponders pursuant to Section 8(a) on the Termination Date therefor, Lessee shall on the Termination Date pay to Lessor the sum of (A) all unpaid Base Rent due on or before such Termination Date with respect to the Transponders, if any, and (B) any other Rent with respect to such Transponders due and unpaid as of such Termination Date (excluding Termination Value and any Scheduled Rent designated as "advance rent" on Schedule A hereto with respect to the Termination Date). In addition, Lessor shall retain the net proceeds of such sale of the Transponders and Lessee shall pay to Lessor the excess, if any, of Termination Value for the Transponders (computed as of the Termination Date) over such net sales proceeds. Upon payment by Lessee of the amounts due pursuant to this Section 8(b), the obligation of Lessee to pay Base Rent and Supplemental Rent, other than Supplemental Rent attributable to acts, events or conditions occurring or existing on or prior to such termination with respect to the Transponders shall terminate, the Transponders shall no longer be subject to this Lease and the Lease Term with respect to the Transponders shall end.

          (c) Retention of Transponders by Lessor.  If Lessee shall elect to
              -----------------------------------
terminate this Lease pursuant to Section 8(a), Lessor may, subject to Lessee's right to cancel the proposed notice of termination, elect to retain rather than sell the Transponders by giving irrevocable notice to Lessee and Agent no later than 45 days prior to the Termination Date. If Lessor so elects to retain the Transponders, on the Termination Date (i) Lessor shall pay to Agent an amount equal to the unpaid principal amount of and accrued interest on the outstanding Notes, (ii) Lessee shall pay to Lessor or the Person entitled thereto as provided in the Operative Documents on the Termination Date (A) all unpaid Base Rent due on or before such Termination Date with respect to the Transponders, if any, and (B) any other Rent with respect to the Transponders due and unpaid as of such Termination Date (excluding Termination Value or, if the Transponders are sold, any amounts required to be paid by Lessee pursuant to the second sentence of Section 8(b) and any Scheduled Rent designated as "advance rent" on Schedule A hereto with respect to the Termination Date), (iii) this Lease and the obligations of Lessee hereunder shall terminate, other than Lessee's obligation to pay Supplemental Rent attributable to acts, events or conditions occurring or existing on or prior to such termination or as otherwise expressly provided in the Tax Indemnification Agreement, if any, and (iv) Lessor shall execute and deliver to Lessee, at Lessee's reasonable expense, such instruments as Lessee shall reasonably request to evidence the termination of this Lease.
In the event Owner Participant fails to make funds available to Owner Trustee to enable Lessor to pay the amounts specified in clause (i) of this Section 8(c) or Lessee fails to pay the amounts specified in clause (ii) of such sentence, Lessee shall be deemed to have canceled its notice of termination and the Lease shall continue in full force and effect (and in the case of Lessor's failure to pay the amounts set forth in clause (i), above, Lessee shall have the right to enforce the obligations of Owner Participant as set forth in Section 5.02(j) of the Participation Agreement).

          (d) No Duplication of Rent Differential Amount.  In the event that
              ------------------------------------------
there is a portion of the Scheduled Rent on any Termination Date that is designated as "arrears rent" on Schedule A and there is also a portion that is designated as "advance rent", a portion of the Rent Differential Amount with respect to such Termination Date shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of Termination Value pursuant to the definition of Termination Value. It is intended that, whether or not Termination Value is payable on such Termination Date, the entire amount of the Rent Differential Amount due on such Termination Date shall be allocated between the Scheduled Rent designated as an "arrears rent" due on such date and the computation of Termination Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement contained in
Section 3(f) (it being understood that the entire amount of such Rent Differential Amount shall be taken into consideration in making such allocation).

     SECTION 9.  Insurance.
                 ---------

          (a) Non-Discrimination.  Lessee shall maintain general liability
              ------------------
insurance and/or life or casualty insurance with respect to the Satellite and the Transponders in such amounts, if any, that Lessee deems prudent and cost-effective but, in any event, Lessee shall maintain such insurance for not less than the amounts, and on terms and conditions no less favorable than the terms and conditions that Lessee and its Affiliates customarily maintain for similar events or occurrences with respect to similar transponders owned for tax or book purposes by Lessee or its Affiliates on similar satellites (the "Hughes
                                                                 ------
Customary Terms," which terms may include deductibles customarily maintained by
---------------
Lessee or its Affiliates), provided, however, that the foregoing shall not
                           --------  -------
require Lessee to maintain life or casualty insurance for the Transponders in an amount in excess of Stipulated Loss Value for such Transponders.

          (b) Additional Insureds.  All insurance policies, if any, carried in
              -------------------
accordance with this Article 9 and all policies taken out in substitution or replacement for any such policies (i) shall name Lessor (in its individual capacity and as Owner Trustee), Owner Participant, and (so long as the Loan Agreement shall be in effect) Agent, as additional insureds, as their respective interests may appear (but without imposing upon any such parties any obligation imposed upon the insured, including without limitation, the liability to pay the premium for such policies) and in the case of life or casualty insurance pursuant to Section 9(a), Agent (so long as the Loan Agreement shall be in effect) and Lessor shall be named as "loss payees," as their interests may appear; (ii) shall provide that any loss (other than a loss under general liability insurance) shall be adjusted by Lessee with the insurance carriers and be payable to Lessor (or, so long as the Loan Agreement shall be in effect, Agent), for application as provided in Section 12 hereof or
Section 5 of the Loan Agreement; and (iii) shall provide that if such insurance is changed in any material adverse respect in relation to the interests of Lessor or Owner Participant (and for so long as the Loan Agreement shall be in effect, Agent), or if such insurance is allowed to lapse for non-payment of premium, or is invalidated by any action or inaction of Lessee or any other Person (other than action or inaction by Lessor or Owner Participant or Agent, as the case may be), such change, lapse or invalidation shall not be effective as to Lessor, Owner Participant and (so long as the Loan Agreement shall be in effect) Agent for at least 30 days after receipt by Lessor, Owner Participant and (so long as the Loan Agreement shall be in effect) Agent of written notice from such insurers, their agents or Lessee of such lapse. Each insurance policy provided under this Section 9 shall be primary without right of contribution from any other insurance which is carried by Lessor and Owner Participant or Agent with respect to their respective interests as such in the Transponders.

          (c) Separate Insurance.  Nothing contained in this Lease shall prevent
              ------------------
Lessor, Owner Participant, Agent or Lessee, each at its own expense and for its exclusive benefit, from carrying excess life or casualty insurance covering the Transponders in addition to the life or casualty insurance, if any, carried by Lessee under Section 9(a) (any such life or casualty insurance being herein called "Additional Insurance"); provided, however, that Lessee shall not be
        --------------------    --------  -------
entitled to obtain any such Additional Insurance for the Transponders unless Lessee shall then maintain life or casualty insurance for such Transponders in an amount at least equal to the Stipulated Loss Value for such Transponders from time to time set forth in Schedule B hereto corresponding to such date. If
                          ----------
there shall be any limitation with respect to the amount of Additional Insurance that Lessor, Owner Participant, Agent or Lessee may obtain, whether as a result of market capacity or otherwise, then each such party shall have the right to purchase an amount of Additional Insurance for the Transponders as its interests may then appear. Prior to obtaining any Additional Insurance, Lessor, Owner Participant or Agent shall provide Lessee with reasonable notice of the Additional Insurance (including the proposed terms thereof) intended to be obtained by it, including evidence satisfactory to Lessee that such proposed terms shall be consistent with the terms of such insurance as may be carried by Lessee under this Article 9.

     SECTION 10.  Redelivery.
                  ----------

              (a) Redelivery Terms.  At the expiration or earlier termination
                  ----------------
of the Lease Term with respect to any Transponder, if Lessee does not renew this Lease with respect to such Transponder and does not purchase such Transponder, Lessee shall, at Lessee's cost and expense, redeliver such Transponder to Lessor in the condition required by Section 7 hereof including, without limitation, in the location permitted by Section 7(d) hereof and, in connection with such Redelivery, Lessee shall supply Lessor with the name, last known address and telephone number of the most recent User (other than Users under Occasional Use Service Contracts) with respect to such Transponder. In the event of any Redelivery of any Transponder, Lessee shall execute and deliver to Lessor an instrument substantially in the form of Exhibit A to this Lease that shall
                                        ---------
constitute evidence of surrender by Lessee of all of Lessee's rights to such Transponder under this Lease and the Hughes Agreements applicable thereto; provided, however, that Lessee's Redelivery of any Transponder hereunder shall
--------  -------
not by itself affect the validity and effectiveness of the Purchase Agreement, Service Agreement or any Substitute Service Agreement relating to such Transponder, as applicable. At the time of any Redelivery, such Transponder shall be free and clear of all Liens (other than Permitted Liens described in clause (a) or (b) of the definition thereof, excluding Lessor Liens and Agent Liens, and other than the Lien of the GLA Sublease) and free and clear of any right of any Person to use or access such Transponder other than GLA under the GLA Sublease, Lessor or Owner Participant, unless Owner Participant shall consent to a request by Lessee to recognize any right of any Person to use or access such Transponder other than Lessor and Owner Participant; and Lessee shall be in compliance with Sections 7(b) and (c).

          (b) Decreased Value.  If, at the end of the Basic Term, Lessee shall
              ---------------
return to Lessor any Transponder, and the estimated fuel remaining on the Satellite at the Redelivery date (as reasonably determined by Lessee using standard industry procedures) as indicated in an Officer's Certificate delivered by Lessee to Lessor on such date is less than 50% of the amount of fuel originally estimated by the Appraiser in the Commencement Date Appraisal as necessary for the residual value of the Satellite to be as set forth in the Commencement Date Appraisal (the "In-Service Date Projection"), then Lessee
                                  --------------------------
shall pay to Lessor an amount (the "Decreased Value") equal to the excess of (1)
                                    ---------------
the estimated Fair Market Sales Value of such Transponder as of such Redelivery date, based on the assumption that such Transponder had a remaining useful commercial life equal to 50% of the In-Service Date Projection over (2) the Fair Market Sales Value of such Transponder caused by such lower amount of fuel, determined as of the Redelivery date (the "Decreased Value Payment"). Lessee
                                           -----------------------
shall pay to Lessor the Decreased Value Payment upon the later of the Redelivery date or five (5) days after the Decreased Value of such Transponder is determined in accordance with the Appraisal Procedure (which procedure shall commence not later than 120 days prior to Redelivery if the existence of a condition requiring a payment of Decreased Value is ascertainable at such time or as soon thereafter as is reasonably possible if it not so ascertainable).

          (c) If, at the end of the Lease Term, Lessee shall return to Lessor any Transponder that remains subject to the GLA Sublease and the rentals payable under the GLA Sublease with respect to such Transponder are less than the Fair Market Rental Value of such Transponder during the balance of the term of the GLA Sublease (as then in effect), then Lessee shall pay to Lessor from time to time while the GLA Sublease shall continue in full force and effect, an amount, if any, equal to the lesser of (i) the amount, if any, by which the Fair Market Rental Value of such Transponder exceeds the rental payable under the GLA Sublease and (ii) the amount, if any, by which 50% of the full-time monthly lease rate contained in the Commencement Date Appraisal exceeds the rental payable under the GLA Sublease; provided that Lessee's payment obligation under
                                --------
this paragraph (c) shall cease at such time as the GLA Sublease terminates in accordance with its terms as in effect on the date the Transponder is returned to Lessor by Lessee, or earlier expiration of its term for any reason whatsoever.

     SECTION 11.  Cooperation.
                  -----------

              (a) Lessor's Efforts to Sell or Lease. Lessee agrees that during
                  ---------------------------------
the last 540 days of the Basic Term or the Renewal Term (unless Lessee has provided Lessor with the Preliminary Notice stating that it will renew the Lease or purchase the Transponders pursuant to Section 18 or 19, respectively, and in such case no Bankruptcy Default or Event of Default shall have occurred and be continuing), it will cooperate in all reasonable respects with efforts of Lessor, subject to the provisions of Section 6(d), to lease or sell such Transponder, including aiding potential lessees or purchasers by providing all data relating to maintenance and performance for inspection which Owner under the Service Agreement and Buyer under the Purchase Agreement are entitled to receive or inspect subject to any confidentiality requirements set forth in such agreements. Further, Lessee shall notify existing users of such Transponder of the end of the Lease Term and use reasonable best efforts to assist Lessor in obtaining any necessary regulatory approvals to operate, lease or sell such Transponder, at Lessor's reasonable cost and expense and on an After-Tax Basis to Lessee. In addition, Lessee shall furnish to Lessor such information as it supplies to potential lessees or purchasers of transponders that it owns or leases on the Satellite or other similar satellites.

          (b) Value and Useful Life Determinations.  Lessee shall provide Lessor
              ------------------------------------
at any time with information which, in the reasonable opinion of Lessor, is necessary or material for Lessor to negotiate and reach an agreement for any determination of Fair Market Sales Value, Fair Market Rental Value and estimated remaining useful commercial life; provided, however, that Lessee shall not be
                                  --------  -------
required to disclose confidential information unrelated to the performance or maintenance of the Transponders.

     SECTION 12.  Loss, Destruction, Condemnation or Damage.
                  -----------------------------------------

          (a) Payment of Stipulated Loss Value.  If with respect to any
              --------------------------------
Transponder an Event of Loss occurs, then Lessee shall forthwith (and, in any event, within seven (7) days of such occurrence) give Lessor and Agent notice of such Event of Loss (the "Casualty Notice"), which notice shall include, if
                         ---------------
applicable, Lessee's election to provide a Replacement Transponder in accordance with the last sentence of this paragraph and shall also state whether the proviso to this sentence shall be applicable by reason of Lessee's having in force insurance against loss or damage to the Transponders, pursuant to Section 9 or voluntarily, and on the Casualty Payment Date first occurring not less than 30 days after the date of such notice, Lessee shall pay to Lessor an amount equal to the sum of (x) the Stipulated Loss Value for such Transponder due on such Casualty Payment Date and (y) the sum of (A) all unpaid Base Rent due on or before such Casualty Payment Date with respect to such Transponder, if any, and
(B) any other Rent with respect to such Transponder due and unpaid as of such Casualty Payment Date (excluding Stipulated Loss Value and any Scheduled Rent designated as "advance rent" on Schedule A hereto with respect to such Casualty Payment Date); provided, however, that if, with respect to such Transponder,
               --------  -------
Lessee shall have in force insurance against loss or damage to the Transponders, pursuant to Section 9 or voluntarily, then subject to the provisions of Section 12(b), Lessee shall pay to Lessor in immediately available funds on the Casualty Payment Date first occurring not less than thirty (30) days after the date of the Casualty Notice, the amount specified in clause (x) of this Section less the amount of such insurance with respect to such Transponder and, within ten (10) days after receipt of any such insurance proceeds (but in no event later than 120 days after the date of such Casualty Notice) the amount specified in clause
(x) of this Section to the extent not previously paid, and to the extent of any such payment to be made from such insurance proceeds or otherwise after the Casualty Payment Date referred to above, Lessee shall pay interest from such Casualty Payment Date on such amount to but excluding the date of payment at the Applicable Rate borne by the Notes then outstanding as to which the insurance proceeds shall be applied, and otherwise at the Prime Rate; provided, further
                                                            --------  -------
that, in the case of an Event of Loss of the type described in clause (f) of the definition thereof, the amount due on the applicable Casualty Payment Date in accordance with clause (x) of this Section 12(a) shall be the higher of Stipulated Loss Value and the Fair Market Sales Value for the Transponder (determined pursuant to the Appraisal Procedure based on the assumption that the Satellite had not been removed from orbit) on such Casualty Payment Date. In lieu of making the foregoing payment, and so long as, but only so long as, no Bankruptcy Default or Event of Default has occurred and is continuing, Lessee may, at its option, notify Lessor and Agent of its intent to, and thereafter provide Lessor (on the Casualty Payment Date first occurring not less than thirty (30) days after the date of the Casualty Notice) with a Replacement Transponder, in accordance with, and subject to, the provisions and the conditions in Section 7(e).

          Upon payment in full of all amounts due or the provision of a Replacement Transponder pursuant to the preceding paragraph, Lessor (as seller) shall transfer the Transponder suffering such Event of Loss to Lessee, free and clear of all Lessor Liens and Owner Participant Liens, but otherwise without warranty, the obligation of Lessee to pay Base Rent with respect to such Transponder shall terminate, but shall continue as to any Replacement Transponder, such Transponder shall no longer be subject to this Lease and the Lease Term with respect to such Transponder shall end, but shall apply to any Replacement Transponder.

          (b) Application of Payments upon an Event of Loss.  Subject to the
              ---------------------------------------------
provisions of Section 12(d), and notwithstanding any rights of Lessor as owner of the Transponders, any payments received at any time by Lessor from any Governmental Body or other Person as a result of the occurrence of an Event of Loss with respect to a Transponder (including proceeds with respect to such Transponder from insurance, if any, but excluding proceeds from Additional Insurance with respect to such Transponder carried by Lessor, Owner Participant or Agent) shall be applied as follows:

               (i) so much of such payments as shall not exceed the amount of Stipulated Loss Value, if any, required to be paid with respect to such Transponder by Lessee pursuant to Section 12(a) shall be applied in reduction of Lessee's obligation to pay such amount with respect to such Transponder if not already paid by Lessee, or, if already paid with respect to such Transponder by Lessee, shall be applied to reimburse Lessee for its payment of such amounts, or if Lessee shall have provided Lessor with a Replacement Transponder pursuant to Section 12(a), shall be paid to Lessee upon conveyance of such Replacement Transponder to Lessor; and

               (ii) the excess, if any, of such payments with respect to such Transponder remaining thereafter shall be allocated between Lessor and Lessee as their respective interests may appear (except to the extent reflecting proceeds of insurance (other than additional insurance maintained by Owner Participant, Owner Trustee or Agent), which shall be paid to and retained by Lessee).

          (c) Application of Payments Not Relating to an Event of Loss.  In the
              --------------------------------------------------------
event of any loss, condemnation, confiscation, theft or seizure of, or use of, or damage to, any portion of any Transponder not constituting an Event of Loss, Lessee shall promptly notify Lessor and Agent and all of Lessee's obligations under this Lease with respect to such Transponder shall continue to the same extent as if such event had not occurred. Subject to the provisions of Section 12(d), and notwithstanding any implicit or express rights of Lessor as owner of such Transponder, payments received at any time by Lessor or Lessee from any insurer under insurance carried by Lessee, from any Governmental Body or from any other Person with respect to any loss, condemnation, confiscation, theft or seizure of, or use of, or damage to, any Transponder or any part thereof not constituting an Event of Loss shall be paid to Lessor or Lessee, as their interests may appear.

          (d) Applications During Default.  Any amount which may become payable
              ---------------------------
to Lessee pursuant to this Lease arising out of any insurance, warranty, governmental award or otherwise shall not be paid to Lessee, or if it shall have been paid to Lessee shall not be retained by Lessee, but shall be paid to Lessor or Agent, as the case may be, if at the time of such payment a Payment Default, Bankruptcy Default or an Event of Default shall have occurred and be continuing. In such event, all such amounts shall be paid to and held by Lessor or, to the extent required by the Loan Agreement, Agent, in trust as security for the obligations of Lessee, Seller, Contractor or Guarantor to make payments under this Lease and any other Operative Document or Hughes Agreement or to pay Rent hereunder or, at the option of such holder, applied by such holder toward payment of any such obligations of Lessee, Seller, Guarantor or Contractor at the time due hereunder or under such other Operative Document or Hughes Agreement. At such time as there shall not be continuing a Payment Default, Bankruptcy Default or an Event of Default all such amounts at the time held by Lessor or Agent, as the case may be, in excess of the amount, if any, which Lessor or Agent, as the case may be, shall have elected to apply as above provided shall be paid to Lessee, Seller or Contractor, as appropriate.

          (e) No Duplication of Rent Differential Amount.  In the event that
              ------------------------------------------
there is a portion of the Scheduled Rent on any Casualty Payment Date that is designated as "arrears rent" on Schedule A and there is also a portion that is designated as "advance rent", a portion of the Rent Differential Amount with respect to such Casualty Payment Date shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of Stipulated Loss Value pursuant to the definition of Stipulated Loss Value. It is intended that the entire amount of the Rent Differential Amount due on such Casualty Payment Date shall be allocated between the Scheduled Rent designated as an "arrears rent" due on such date and the computation of Stipulated Loss Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement contained in Section 3(f) (it being understood that the entire amount of such Rent Differential Amount shall be taken into consideration in making such allocation).

     SECTION 13.  Merger, Consolidation.
                  ---------------------

          Lessee shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its assets as an entirety to any Person, unless:

               (i) the successor entity formed by such consolidation or into which it is merged or the successor entity which acquires by conveyance, transfer or lease all or substantially all of its assets as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia which has a substantial part of its properties and assets located within, and operates substantially within, the United States of America, and which is qualified under the requirements of the FCC and any applicable statute, regulation or order to assume Lessee's obligations with respect to the Satellite and/or Transponders then subject to this Lease;

               (ii) such successor corporation shall expressly assume in writing by instrument or instruments enforceable against it reasonably satisfactory in form and substance to Lessor and Owner Participant the due and punctual payment, performance and observance of all obligations of Lessee under this Lease and any other Operative Document or Hughes Agreement to which Lessee is a party in any capacity, with the same effect as if such corporation had originally been named Lessee herein or had been a party thereto;

               (iii) immediately after giving effect to such transaction, no Bankruptcy Default or Event of Default shall exist and the Guarantee Agreement (or any successor agreement) shall be in full force and effect; and

               (iv) Lessee shall have delivered to Lessor, Owner Participant and Agent an opinion of counsel in scope and substance reasonably satisfactory to each stating that such consolidation, merger, conveyance, transfer or lease complies with the legal requirements of this Section 13, and to the effect that the Guarantee Agreement constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to customary exceptions.

          Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of Lessee as an entirety in accordance with this Section 13, the successor corporation formed by such consolidation or into which Lessee is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, Lessee under the Operative Documents to which Lessee is a party in any capacity with the same effect as if such successor corporation had been named Lessee herein and therein. No such conveyance, transfer or lease of all or substantially all of the assets of Lessee as an entirety shall have the effect of releasing Lessee or any successor corporation which shall theretofore have become such in the manner prescribed in this Section 13 from its liability hereunder or under the other Operative Documents or Hughes Agreement to which Lessee is a party in any capacity.

     SECTION 14.  Reports.
                  -------

              (a) Condition and Operation.  Lessor, Owner Participant and Agent
                  -----------------------
shall have the right to obtain and, following any such request by any of them, Lessee shall provide or request to be provided, information regarding the condition and state of repair of any Transponder then subject to this Lease, compliance by Lessee with Sections 7 and 9 and performance of Seller and Contractor under the Hughes Agreements (it being understood that information with respect to the performance of Seller and Contractor shall be limited to that made available pursuant to the Hughes Agreements), and the absence of any Default or Event of Default or Event of Loss, or event which with the passage of time or giving of notice or both would become an Event of Loss. Agent shall neither have any duty to make any inquiry nor incur any liability or obligation by reason of not making any such inquiry.

              (b) Liens.  Lessee shall promptly (and in no event later than
                  -----
five (5) Business Days) notify Lessor and Agent after having obtained Actual Knowledge of the attachment of any Lien which Lessee shall be obligated to discharge or eliminate pursuant to Section 6(a) unless the same shall already have been removed or discharged by Lessee.

     SECTION 15.  Events of Default.
                  -----------------

          Each of the following events shall constitute an Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Body or otherwise):

          (a) Lessee shall fail to make any payment of Base Rent, Supplemental Rent pursuant to Section 3(b)(i), Termination Value, Stipulated Loss Value or EBO Amount when due and such failure shall continue for ten (10) Business Days; or

          (b) Lessee shall fail to make any other payment of Rent when due and such failure shall continue for ten (10) Business Days after written notice thereof by Lessor (or Agent); or

          (c) Other than with respect to any covenant of Lessee set forth in
Section 16.02(b) of the Participation Agreement, Lessee shall fail to perform or observe in any material respect any covenant, condition or agreement to be performed or observed by it under this Lease or Guarantor shall fail to perform or observe in any material respect any covenant, condition or agreement to be performed or observed by it under the Participation Agreement or the Guarantee Agreement or Lessee, Seller, Contractor or HCG shall fail to perform or observe in any material respect any other covenant, condition or agreement to be performed or observed by it under any of the other Operative Documents or Hughes Agreements to which it is a party (other than any such covenant, condition or agreement under the Tax Indemnification Agreement, if any, not related to the payment of money thereunder, provided that the declaration of an Event of
                             --------
Default hereunder with respect to any such covenant, condition or agreement shall be only upon the instructions of the Owner Participant) and, in each such case, such failure shall have continued for ninety (90) days after Lessee's receipt of written notice thereof from Lessor or Agent; provided, however, that
                                                        --------  -------
if such failure is capable of cure but cannot be cured by payment of money and cannot be cured by diligent efforts within such 90-day period but such diligent efforts shall be properly commenced within the cure period and Lessee is diligently pursuing, and shall continue to pursue diligently, a remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed an additional 30 days; or

          (d) any representation or warranty made by Lessee, Seller, HCG or Contractor in any of the Operative Documents or Hughes Agreements to which it is a party or in any written statement, report, schedule, notice or other writing furnished by Lessee, Seller, HCG or Contractor in connection therewith (other than any representation or warranty under the Tax Indemnification Agreement, if any) shall prove to have been inaccurate in any material respect at the time made; provided, however, that if the representation or warranty was originally
      --------  -------
made in good faith, an Event of Default shall not be deemed to exist unless the inaccuracy materially adversely affects Lessor, Owner Participant or Agent and if capable of being cured, remains uncured for a period of ninety (90) days after receipt by Lessee of written notice from Lessor or Agent of such inaccuracy; provided, however, that if such Default cannot be cured by payment
            --------  -------
of money and cannot be cured by diligent efforts within such 90-day period but such diligent efforts shall be properly commenced within the cure period and Lessee is diligently pursuing, and shall continue to pursue diligently, a remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed an additional 30 days; or

          (e) The Guarantee Agreement shall cease to be valid and binding or in full force or effect; or

          (f) Lessee or Guarantor shall consent to the appointment of, or taking of possession by, a receiver, trustee, custodian or liquidator of itself or of a substantial part of its property, or shall fail to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors; or

          (g) Lessee or Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any applicable bankruptcy or insolvency laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against such Person in any such proceeding, or shall by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy, insolvency or other similar law providing for the liquidation, reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

          (h) a receiver, trustee, liquidator or custodian of Lessee or Guarantor for a substantial part of its property shall be appointed by court order, or any substantial part of its property shall be sequestered by court order, or a petition shall be filed, or an involuntary case or other proceeding commenced, against Lessee or Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and such order shall remain in effect for more than ninety (90) days, or such petition, case or proceeding shall not be dismissed within ninety (90) days after filing; or

          (i) Lessee shall fail to obtain any insurance required to be obtained pursuant to Section 9(a) and such failure shall have continued for 30 days, or if such insurance required pursuant to Section 9(a) shall lapse and Lessee shall fail to renew or replace such insurance with the required insurance within 30 days from the date of such lapse and such failure shall continue for 30 days thereafter.

     SECTION 16.  Remedies.  Upon the occurrence of any Event of Default and at
                  --------
any time thereafter so long as the same shall be continuing, Lessor may at its option declare this Lease to be in default, and at any time thereafter Lessor may do any of the following as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect and subject to the rights of GLA under the GLA
Sublease:

          (I) Proceed by appropriate court action, either at law or in equity, to enforce performance by Lessee or Guarantor of the applicable covenants of this Lease or the Guarantee Agreement or to recover damages for the breach thereof; and/or

          (II) By notice in writing terminate or cancel this Lease, whereupon all rights of Lessee to the use of the Transponders or to purchase the Transponders (whether or not Lessee shall have theretofore made the EBO Prepayment) shall absolutely cease and terminate; and/or, whether or not Lessor shall have exercised any other remedy hereunder (other than a sale under clause
(c) below (provided that Lessor may exercise the remedies set forth in clause
(a) below) and other than pursuant to clause (d)(X) below):

               (a) Lessor may, upon written demand and at Lessee's expense, cause Lessee to return promptly, and Lessee shall return promptly, all or such part of the Transponders as Lessor may so demand to Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 10, or Lessor, at its option, may take immediate possession of all Lessee's rights and interests in and to the same by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such taking of possession subject to, however, the controlling provisions of the Consent and Agreement; and/or

               (b) Lessor, by notice to Lessee specifying a payment date which must be a Casualty Payment Date no later than 180 days from the date of such notice, may require Lessee to pay to Lessor, with respect to any Transponder, and Lessee hereby agrees that it will pay to

     Lessor, with respect to such Transponder, on the Casualty Payment Date specified in such notice, as liquidated damages for loss of a bargain, and not as a penalty, and in lieu of any further payments of Base Rent for any period after the Casualty Payment Date specified in such notice, an amount (reduced by any amounts previously paid by Lessee pursuant to Section 16(II)(d)(X)) equal to the sum of the following amounts calculated as of such Casualty Payment Date: (A) all unpaid Base Rent due on or before such Casualty Payment Date with respect to such Transponder, if any, and (B) an amount equal to the excess (the "SLV Excess"), if any, of Stipulated Loss
                                      ----------
     Value for such Transponder over either the EBO Amount for such Transponder (if Lessee shall have contemporaneously or previously made the EBO Prepayment) or zero (if Lessee shall not have contemporaneously or previously made the EBO Prepayment), together with interest, if any, at the Overdue Rate on the amounts described in (A) and (B) above from the Casualty Payment Date as of which such amounts were calculated until the date of actual payment. Upon such payment of liquidated damages and all other Rent then due and payable by Lessee hereunder (excluding the SLV Excess and any Scheduled Rent designated as "advance rent" on Schedule A hereto with respect to the Casualty Payment Date referred to above), Lessor shall transfer the Transponders (without any representation, recourse or warranty whatsoever, other than the absence of Lessor Liens or Owner Participant Liens) to Lessee and Lessor shall execute and deliver such documents evidencing such transfer as Lessee shall reasonably request, and Lessee shall indemnify Lessor on an After-Tax Basis for Lessor's reasonable expenses incurred in connection with such transfer; and/or

               (c) Lessor or its agent may sell the Transponders at public or private sale, as Lessor may determine, or otherwise may dispose of, hold, use, operate, keep idle, lease (whether for a period greater or less than the balance of what would have been the Basic Term or any Renewal Term, as the case may be) to others (subject to Section 6(d)) the Transponders, all on such terms and conditions and at such place or places as Lessor may determine and all free and clear of any rights of Lessee and of any claim of Lessee, in equity, at law or by statute (including, without limitation, any right or claim of Lessee that shall arise or shall have arisen in connection with Lessee's making or having made the EBO Prepayment), whether for loss or damage or otherwise and Lessee shall use its best efforts to obtain or assist Lessor in obtaining, any necessary regulatory approvals for Lessor to take any action pursuant to this Section 16(II)(c); provided,
                                                                       --------
     however, that if Lessor or its agent shall sell any Transponder, Lessee's
     -------
     obligation to pay Base Rent with respect to such Transponder sold hereunder for any period after the date of such sale (or if such date is not a Casualty Payment Date, the next succeeding Casualty Payment Date) shall terminate and such Transponder shall cease to be subject to this Lease from and after the date of such sale. In addition, Lessee's obligation to pay Base Rent for any period after Lessee shall have been deprived of control of the Transponder pursuant to this Section 16(II)(c) shall be reduced by the net proceeds, if any, received by Lessor from leasing the Transponder to, or otherwise permitting its use by, any Person (including pursuant to the GLA Sublease) other than Lessee fairly attributable to all or any portion of such period. In the event Lessor shall have sold any Transponder pursuant to this Section 16(II)(c) (and prior thereto shall not have exercised its rights under Section 16(II)(d)(X) hereof), Lessor may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, as liquidated damages for the loss of a bargain and not as a penalty, in lieu of any further payments of Base Rent for any period after the date on which such sale occurs (or if such date is not a Casualty Payment Date, the next succeeding Casualty Payment Date), an amount equal to the sum of the following amounts calculated as of the date on which the sale occurs (or, if such date is not a Casualty Payment

     Date, the next succeeding Casualty Payment Date): (A) all unpaid Base Rent due on or before such Casualty Payment Date with respect to such Transponder, if any, and (B) the amount, if any, by which the Stipulated Loss Value for such Transponder exceeds the net proceeds of such sale (together with interest, if any, at the Overdue Rate on the amounts described in (A) and (B) above from the Casualty Payment Date as of which such amounts were calculated until the date of actual payment); provided,
                                                                     --------
     however, that in the event that Lessee shall have theretofore made the EBO
     -------
     Prepayment, Lessor shall pay to Lessee an amount equal to the EBO Amount less such excess; and/or

               (d)(X) Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its remedies under Section 16(II)(c) hereof (other than a sale under Section 16(II)(c) hereof), Lessor may, at any time prior to the time that any Transponder shall have been sold or leased by Lessor pursuant to Sections 16(II)(b) or 16(II)(c) hereof, by written notice to Lessee requesting that the Fair Market Sales Value or Fair Market Rental Value of such Transponder be determined, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the first Casualty Payment Date occurring at least ten (10) days after the determination of such Fair Market Sales Value or Fair Market Rental Value, as the case may be (the "Relevant Date"), each determined on an as is,
                              -------------
     where is basis, as liquidated damages for loss of a bargain and not as a penalty (in lieu of any further payments of Base Rent with respect to such Transponder for any period after the Relevant Date), an amount equal to the sum of (A) all unpaid Base Rent due on or before such Relevant Date with respect to such Transponder, if any, and (B) whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Overdue Rate from the Relevant Date to the date of actual payment): (x) an amount equal to the excess, if any, of the Stipulated Loss Value, computed as of such Relevant Date, over the Fair Market Rental Value of such Transponder, valued on an as is, where is basis as of the Relevant Date for the remainder of the Interim Term and the Basic Term or the remainder of the Renewal Term, as the case may be, after discounting such Fair Market Rental Value semi-annually (effective on the Rent Payment Dates) to present value as of the Relevant Date at the rate of interest equal to the Overdue Rate; (y) an amount equal to the excess, if any, of such Stipulated Loss Value computed as of such Relevant Date, over the Fair Market Sales Value of such Transponder valued on an as is, where is basis as of the Relevant Date or
     (z) an amount equal to the excess, if any, of (1) the present value computed as of such Relevant Date of all installments of Scheduled Rent for the remainder of the Interim Term and Basic Term or Base Rent for the remainder of the Renewal Term, as the case may be, discounted semi-annually (effective on the Rent Payment Dates) to present value as of the Relevant Date at the rate of interest equal to the Overdue Rate over (2) the present value, computed as of such Relevant Date, of the Fair Market Rental Value of the Transponder valued on an as is, where is basis as of the Relevant Date for the remainder of the Interim Term and the Basic Term or the remainder of the Renewal Term, as the case may be, discounted semi-annually (effective on the Rent Payment Dates) to present value as of the Relevant Date at the rate of interest equal to the Overdue Rate; provided, however,
                                                             --------  -------
     that, in the event that Lessee shall have theretofore made the EBO Prepayment, Lessor shall pay to Lessee an amount equal to the EBO Amount less the applicable excess, if any, referred to in clause (x), (y) or (z) above; and/or

               (Y) Lessor may exercise any other right or remedy available to it under Applicable Law, except for and subject to the limitations and restrictions (including with respect to damages, rights and remedies) in favor of Lessee in this Lease, any other Operative Document or any Hughes Agreement, and subject to the parties' intent that Lessor's recovery shall in no event exceed that set forth in the preceding clauses
     (b), (c) and (d)(X) of this Section 16.

               (e) For all purposes of this Section 16, in the event that there is a portion of the Scheduled Rent on any Casualty Payment Date that is designated as "arrears rent" on Schedule A and there is also a portion that is designated as "advance rent", a portion of the Rent Differential Amount with respect to such Casualty Payment Date shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of Stipulated Loss Value pursuant to the definition of Stipulated Loss Value. It is intended that the entire amount of the Rent Differential Amount due on such Casualty Payment Date shall be allocated between the Scheduled Rent designated as an "arrears rent" due on such date and the computation of Stipulated Loss Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement (it being understood that the entire amount of such Rent Differential Amount shall be taken into consideration in making such allocation).

All determinations of Fair Market Sales Value and Fair Market Rental Value pursuant to this Section 16 shall be determined pursuant to the Appraisal Procedure. No termination of this Lease, in whole or in part, or exercise of any remedy under this Section 16 shall, except as specifically provided herein, relieve Lessee of any of its liabilities and obligations hereunder, all of which shall survive such termination, repossession or exercise of remedy. In addition, Lessee shall be liable for any and all unpaid Supplemental Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses reasonably incurred by Lessor, Owner Participant or Agent by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto. At any sale of the Transponders or any part thereof pursuant to this Section 16, Lessor, Owner Participant or Agent may bid for and purchase such property.

          Notwithstanding any provision in this Lease or any other Operative Document, Lessee shall not cease to have the legal right to access any of the Transponders unless and until Lessor shall give Lessee and Seller, at the time when a notice of termination is given under the first sentence of clause (II) above, 24 hours notice expressly demanding that Lessee surrender such right.

          To the extent permitted by, and subject to the mandatory requirements of, Applicable Law, and except as otherwise specifically provided for in this Lease, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Lessor in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, remedy or power or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

          Except to the extent provided for by the express terms of this Lease, each of Lessor and Agent and any Person claiming through either of them, waives and agrees not to claim any amount under this Section 16 or otherwise under this Lease in respect of incidental or consequential damages incurred by it.

          To the extent permitted by Applicable Laws, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor, its successors or assigns to mitigate its damages in any particular manner or that may otherwise limit or modify any of the rights or remedies of Lessor under this Section 16, but nothing contained herein shall eliminate Lessor's obligation to mitigate its damages as may be required by Applicable Law.

     SECTION 17.  Right to Perform for Lessee.
                  ---------------------------

              (a) Right to Cure.  If Lessee shall fail to make any payment of
                  -------------
Rent to be made by it hereunder or shall fail to perform or comply with any of its other agreements contained herein or in the Hughes Agreements relating to any of the Transponders, Lessor or Owner Participant may (but shall not have any duty to do so) itself make such payment or perform or comply with such agreement; provided that nothing contained in this Section 17(a) shall be deemed to expand in any way the rights of Lessor or Owner Participant under Section
16.1 of the Loan Agreement. The amount of any such payment and the amount of the reasonable expenses of Lessor and Owner Participant incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand.

              (b) Lessor is Lessee's Agent and Attorney.  Without in any way
                  -------------------------------------
limiting the obligations of Lessee or Lessor hereunder, Lessee hereby irrevocably appoints Lessor as its agent and attorney-in-fact hereunder, with full power and authority at any time at which Lessee is obligated to deliver any Transponder to Lessor, to demand and take such Transponder in the name and on behalf of Lessee from whosoever shall be at the time in control thereof.

     SECTION 18.  Renewal.
                  -------

              (a) Notice of Renewal or Purchase.  Not more than 720 nor less
                  -----------------------------
than 540 days prior to the expiration of the Basic Term, but in no event before Lessee shall have received the Subsequent Appraisal (provided Lessee ordered it as provided in Section 20(c), below) (the "Preliminary Notice Expiration Date"),
                                           ----------------------------------
Lessee shall give Lessor notice (the "Preliminary Notice") of Lessee's
                                      ------------------
irrevocable intention to either purchase pursuant to Section 19(a)(i), or renew the Lease pursuant to Section 18(b) in respect of, all but not less than all of the Transponders.

          If Lessee gives the Preliminary Notice, then not less than one hundred eighty (180) days before the expiration of the Basic Term with respect to a purchase of Transponders or renewal of the Lease or one hundred eighty (180) days prior to the end of the Renewal Term with respect to a purchase of Transponders (the "Final Notice Expiration Date"), Lessee shall give Lessor
                   ----------------------------
notice of its irrevocable election (the "Final Notice") of one of the following
                                         ------------
options:  (i) to renew this Lease at the end of the Basic Term pursuant to
Section 18(b) for the Renewal Term or (ii) to purchase the Transponders pursuant to Section 19(a)(i) at the end of the Basic Term or of the Renewal Term.

          If Lessee shall fail timely to deliver the Preliminary Notice, then Lessee shall be deemed not to have elected to renew this Lease or purchase the Transponders, and promptly thereafter, but in any case within 30 days after the Preliminary Notice Expiration Date, shall provide Lessor with the names, last known business addresses and telephone numbers of the Persons using any Transponders pursuant to a Use Agreement (not including any Occasional Use Service Contract). If Lessee shall fail to deliver the Final Notice as required above after having delivered the Preliminary Notice, Lessee shall be deemed to have elected to purchase the Transponders pursuant to Section 19(a)(i). The notice requirements of this Section 18(a) shall not apply to Lessee's right to purchase any Transponders pursuant to Sections 19(a)(ii) through 19(a)(iv).

          (b) Fair Market Value Renewal Option.  If Lessee delivers the Final
              --------------------------------
Notice set forth in Section 18(a), above, stating that it will renew the Lease in respect of the Transponders, and so long as no Bankruptcy Default or Event of Default has occurred and is continuing at the end of the Basic Term, then this Lease shall be renewed with respect to the Transponders at a Base Rent equal to the Fair Market Rental Value of the Transponders (as determined pursuant to the Subsequent Appraisal) and payable in accordance with Section 18(c), below. The Renewal Term shall be for the period beginning immediately upon the expiration of the Basic Term and, unless earlier terminated pursuant to the terms of this Agreement, ending on the earliest of the last day of the useful commercial life of the Satellite (as determined pursuant to the Subsequent Appraisal), the date specified by the Lessee in the Final Notice and the date on which the Satellite is disposed of pursuant to Section 12.1.1 of the Purchase Agreement. At the end of the Basic Term, if Lessee has timely elected to renew this Lease with respect to the Transponders, then the terms and conditions of this Lease with respect to the Transponders shall continue in full force and effect during the Renewal Term, except that (x) Lessee shall pay Lessor Base Rent for the Transponders in the amount of the Fair Market Rental Value thereof as determined by the Subsequent Appraisal and (y) the Stipulated Loss Values and Termination Values applicable during such Renewal Term shall initially be the Fair Market Sales Value (determined pursuant to such Subsequent Appraisal) of the Transponders as of the commencement of the Renewal Term and, on each Casualty Payment Date during the Renewal Term, shall decline on a straight line basis by an amount per Casualty Payment Date obtained by dividing (A) the difference between the Fair Market Sales Value of the Transponders as of the beginning of the Renewal Term and the estimated Fair Market Sales Value of the Transponders as of the end of the Renewal Term by (B) the number of months in such Renewal Term.

          (c) Renewal Rent.  At the end of the Basic Term, if Lessee shall have
              ------------
timely elected to renew this Lease as aforesaid and if no Bankruptcy Default or Event of Default shall then exist and be continuing, Lessee and Lessor shall execute a lease supplement hereto in form and substance reasonably satisfactory to Lessor and Lessee to evidence such renewal. Such lease supplement shall provide for the semi-annual (or shorter period if necessary in case of the last Lease Period) payment of Base Rent for the Renewal Term, with a final installment on the last day of the Renewal Term, payable in each case in arrears, in accordance with the aforesaid determinations of Base Rent and shall provide for Stipulated Loss and Termination Values for the Transponders covered thereby with respect to the Renewal Term determined as aforesaid. The installments of Base Rent during the Renewal Term shall be equal in amount (except for the last such installment which shall be pro rated, if necessary, for a Lease Period which is shorter than six months). All other terms of the Operative Documents and the Hughes Agreements shall continue in effect during each such Renewal Term in accordance with the provisions thereof and to the extent provided therein, except as otherwise expressly provided in this Lease.

     SECTION 19.  Purchase Options.
                  ----------------

              (a) Purchase Option Events.  So long as no Bankruptcy Default or
                  ----------------------
any Event of Default has occurred and is continuing, Lessee shall have the right to purchase:

                  (i) all but not less than all of the Transponders, if Lessee timely delivers or is deemed to have delivered the Final Notice contemplated by clause (ii) of the second paragraph of Section 18(a) (stating that it will purchase the Transponders), on the expiration date of the Basic Term or the Renewal Term, as applicable, at a purchase price equal to the Fair Market Sales Value of the Transponders as of such date as determined pursuant to the Subsequent Appraisal;

                  (ii) all (but not less than all) of the Transponders on the EBO Date at a purchase price equal to the EBO Amount therefor;

                 (iii) if Owner Participant has become a Competitor and fails to transfer all of its right, title and interest in and to the Lessor's Estate and the Operative Documents in accordance with Article XIV of the Participation Agreement within three (3) months after the Owner Participant has become a Competitor, all (but not less than all) of the Transponders on any Rent Payment Date, at a purchase price equal to the greater of (A) the Termination Value for such Transponders as of such Rent Payment Date and
     (B) the Fair Market Sales Value of such Transponders as of such Rent Payment Date, as determined by an appraisal obtained in accordance with
     Section 19(b)(ii); and

               (iv) if the aggregate of all Rental Adjustments, if any, under the Lease, which occur after the Commencement Date, when combined with all Rental Adjustments made on or prior to the Commencement Date pursuant to the Participation Agreement, shall result in (A) an increase in the present value of Scheduled Rent with respect to the Transponders (expressed as a percentage of Lessor's Cost) either on a full term basis or through the EBO Date including the EBO Amount (discounted in each case to the Commencement Date at the Discount Rate), as compared to the analogous present value set forth on Item 7 or Item 8 to Schedule E hereto, and, as a result thereof,
                                  ----------
     in the judgment of Lessee, the lease transaction contemplated herein shall be economically disadvantageous to the Lessee as compared to a medium term financing or (B) the Lease not qualifying as an Operating Lease for Lessee, then Lessee shall have the right to purchase all (but not less than all) of
     ----
     the Transponders on any Rent Payment Date at a price equal to the higher of
     (i) the Fair Market Sales Value of the Transponders on such Rent Payment Date (offset, in the event such Fair Market Sales Value is greater than the Fair Market Sales Value set forth in the Commencement Date Appraisal, by an amount equal to the excess of (y) the actual Fair Market Sales Value of the Transponders on the Commencement Date, as determined by an appraisal obtained in accordance with Section 19(b)(ii), which appraisal shall take into consideration all factors and conditions existing on the Commencement Date that were not taken into account in the determination of Fair Market Sales Value set forth in the Commencement Date Appraisal over (z) Lessor's Cost for the Transponders set forth in the Commencement Date Appraisal) or
     (ii) the Termination Value of the Transponders on such Rent Payment Date.

          (b) Notice of Election; Manner of Purchase; Transfer After Purchase.
              ---------------------------------------------------------------

               (i) (1) In order to exercise its right to purchase the Transponders pursuant to Section 19(a)(ii), Lessee shall, at least ninety
     (90) (but not more than 360) days prior to the EBO Date, give irrevocable notice to Lessor in writing stating that Lessee will purchase the Transponders pursuant to Section 19(a)(ii). (2) In order to exercise its right to purchase the Transponders pursuant to Section 19(a)(iii), Lessee shall give tentative notice to Lessor in writing within 90 days after (A) Owner Participant shall have confirmed to Lessee pursuant to Section 5.02(h) of the Participation Agreement that it is a Competitor, or (B) Lessee shall have notified Owner Participant that Owner Participant has become a Competitor, and Owner Participant shall have become a Competitor, whichever of (A) or (B) shall first occur. (3) In order to exercise its right to purchase the Transponders pursuant to Section 19(a)(iv), Lessee shall give tentative notice to Lessor in writing within forty-five (45) days after making the determination pursuant to Section 19(a)(iv). For so long as the Loan Agreement shall be in effect, Lessee shall provide Agent with a courtesy copy of each notice given Lessor pursuant to this clause
     (b)(i), provided such notices shall have no legal effect under Section 2.10 of the Loan Agreement.

               (ii) In the case of any tentative or irrevocable notice pursuant to Sections 19(b)(i)(2) or 19(b)(i)(3), Lessee shall further specify that it desires to obtain an appraisal of the Fair Market Sales Value of the Transponder(s) as of the Rent Payment Date (which Rent Payment Date shall be the next succeeding Rent Payment Date no earlier than 30 days following the date of such tentative notice) or other permitted date specified in such notice, as applicable. Promptly after Lessee shall have given such notice, such Fair Market Sales Value shall be determined pursuant to the Appraisal Procedure (provided that the timetable for the Appraisal Procedure shall be appropriately accelerated to meet the deadlines set forth in the next sentence, so long as notwithstanding such acceleration, the appraiser shall have adequate time to make a considered determination). Lessee shall give irrevocable notice to Lessor not later than ten (10) Business Days after the completion of the Appraisal Procedure if it desires to consummate the purchase of the Transponders pursuant to Sections 19(a)(iii) or 19(a)(iv), but in no event later than fifteen (15) days prior to the Rent Payment Date or other permitted date specified in the tentative notice referred to in this Section 19(b)(ii), which Rent Payment Date shall be the next succeeding Rent Payment Date no earlier than 30 days following the date of such tentative notice.

               (iii) Subject to Section 19(b)(iv), on the date of purchase, Lessee shall pay the purchase price for the Transponders, together with (A) all unpaid Base Rent due on or before such date of purchase with respect to the Transponders, if any, and (B) any other Rent due and unpaid as of the date of such purchase (excluding the relevant amount specified in Section 19(a) and any Scheduled Rent designated as "advance rent" on Schedule A hereto with respect to the date of such purchase). Upon receipt of the payments set forth in the preceding sentence, Lessor shall transfer all right, title and interest of Lessor in and to the applicable Transponders, as is and where is, to Lessee, free and clear of Lessor Liens and Owner Participant Liens, but otherwise without warranty, and Lessor shall execute and deliver to Lessee, at Lessee's reasonable expense, a bill of sale or assignment and such other instruments, documents and opinions as Lessee may reasonably request to evidence the valid consummation of such transfer and shall take such actions under Section 9.12 of the Loan Agreement as Lessee may reasonably request.

               (iv) Subject to Section 19(a), if Lessee shall provide the irrevocable notice pursuant to Section 19(b)(i)(1) to purchase the Transponders on the EBO Date, then Lessee may, at its option, pay the EBO Amount therefor on a date not earlier than the same calendar day in the fourth month prior to the EBO Date (e.g., if the EBO Date is July 2, 1999,
                                         ----
     not earlier than March 2, 1999), but in any event such payment must occur within the same taxable year of the Owner Participant as the EBO Date shall occur (the "EBO Prepayment"), and shall pay all other amounts pursuant to
                 --------------
     Section 19(b)(iii) due and owing as of the EBO Date on the EBO Date, and, upon receipt of all such amounts, Lessor shall on the EBO Date comply with the last sentence of Section 19(b)(iii). If Lessee shall make the EBO Prepayment pursuant to the immediately preceding sentence, then (i) from and after the making of the EBO Prepayment, the Stipulated Loss Value for each Transponder for all purposes in this Lease shall be reduced by an amount equal to the prepaid EBO Amount therefor, except that Stipulated Loss Value, as used in Section 16 hereof shall not be so reduced, except as provided therein, (ii) upon request of Lessee, if the Lien of the Loan Agreement shall have been fully discharged, Lessor shall grant to Lessee a security interest in the Transponders, securing Lessor's obligation to comply with the last sentence of Section 19(b)(iii), subject to receipt of the payment specified in Section 19(b)(iii) on the EBO Date, subject to and as provided in Section 19(b)(iii), and Lessee shall pay all reasonable expenses in connection with the granting of such security interest as Supplemental Rent on an After-Tax Basis.

          (c) Assumption of Notes.  Notwithstanding the provisions of Sections
              -------------------
19(a) and (b) and subject to compliance with Section 2.20 of the Loan Agreement, in connection with a purchase by Lessee of the Transponders pursuant to any of Sections 19(a)(ii) through 19(a)(iv) or a transfer pursuant to Section 8(a)(i), as the case may be, at Lessee's option, the Applicable Principal Amount of the Notes may be Assumed by Lessee pursuant to Sections 5.05(a) and 11.03 of the Participation Agreement. Once Lessee has elected to exercise its option to Assume the Notes by giving notice of such election in its notice given pursuant to Section 19(b) hereof, such Notes shall be mandatorily Assumed by Lessee in accordance with Section 2.20 of the Loan Agreement. The obligation of Lessee to pay the purchase price pursuant to the applicable clause of Section 19(a) or Lessee's election to Assume the Notes in connection with a transfer pursuant to
Section 8(a)(i) shall be satisfied by such Assumption of the Notes to the extent of the principal amount of the Notes so assumed (after payment of Base Rent, if any, due on or before the date of purchase), by complying with the applicable provisions of the Lease, the Participation Agreement and the Loan Agreement and by taking all such other acts as are reasonably necessary to permit such Assumption by Lessee.

          (d) No Duplication of Rent Differential Amount.  In the event that
              ------------------------------------------
there is a portion of the Scheduled Rent on any date of purchase that is designated as "arrears rent" on Schedule A and there is also a portion that is designated as "advance rent", a portion of the Rent Differential Amount with respect to such date of purchase shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of the EBO Amount or the computation of Termination Value, as appropriate. It is intended that the entire amount of the Rent Differential Amount due on such date of purchase shall be allocated between the Scheduled Rent designated as an "arrears rent" due on such date and the computation of the EBO Amount or the Termination Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement (it being understood that the entire amount of such Rent Differential Amount shall be taken into consideration in making such allocation).

     SECTION 20.  Further Assurances; Default Notice.
                  ----------------------------------

              (a) Further Assurances.  Lessee, at its reasonable expense, shall
                  ------------------
promptly and duly execute and deliver to Lessor, Owner Participant and Agent such documents and assurances and take such further action as Lessor (or Agent) may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease, the other Operative Documents and the Hughes Agreements and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, to establish, perfect (to the extent practicable, in the case of the Transponders), and maintain Lessor's right, title and interest in and to the Transponders and the Collateral Security and, for the benefit of Agent, the lien and security interest in the Collateral Security provided for in the Loan Agreement, subject to no Lien other than Permitted Liens, including, without limitation, if requested by Lessor, Owner Participant or Agent, at the expense of Lessee, the recording or filing of appropriate memoranda hereof, or of such financing statements or other documents with respect hereto as any of Lessor, Owner Participant or Agent may from time to time reasonably request, and Lessor agrees promptly to execute and deliver such of the foregoing financing statements or other documents as may require execution by Lessor and to the extent permitted by Applicable Laws, Lessee hereby authorizes any such financing statements to be filed without the necessity of signature by Lessee; provided, however, no
                                                    --------  -------
counterparts hereof shall be filed, unless Lessor or Agent shall determine that it is advisable, in the reasonable opinion of the counsel of Lessor or Agent, as the case may be, to file such counterpart in order to protect its interest under this Lease; then, upon 30 days' prior notice and delivery to Lessee of such opinion of counsel of Lessor or Agent, as the case may be, Lessor or Agent, as the case may be, may file such counterpart.

              (b) Notice of Default.  Promptly after obtaining Actual
                  -----------------
Knowledge of the occurrence or existence of any Default or Event of Default, Lessee shall so notify Lessor (and Agent) and set forth in reasonable detail the circumstances surrounding such Default or Event of Default and shall specify what actions Lessee has taken or intends to take to cure such Default or Event of Default.

              (c) Subsequent Appraisal.  No earlier than 760 days and no later
                  --------------------
than 720 days prior to the end of the Basic Term, Lessee shall have the option to initiate the Appraisal Procedure, and at Lessee's cost and expense, to cause an appraisal of the Transponders to determine, as appropriate, the remaining useful commercial life and residual value of the Transponders, the Fair Market Sales Value of the Transponders as of the end of the Basic Term and as of the end of the Renewal Term, and the Fair Market Rental Value of the Transponders as of the end of the Basic Term. Any appraisal pursuant to this Section 20(c) is herein referred to as a "Subsequent Appraisal."
                         --------------------

     SECTION 21.  Collateral Security for Lessor's Obligations to Agent.
                  -----------------------------------------------------

          (a) In order to secure the indebtedness evidenced by the Notes and all obligations secured by the Loan Agreement, Lessor provides in the Loan Agreement, among other things, for the assignment (to the extent provided therein) by Lessor to Agent of all of Lessor's right, title and interest to this Lease and for the creation of a Lien and security interest in favor of Agent for the benefit of the Noteholders in and to the Collateral Security as described in the Granting Clause of the Loan Agreement. Lessee hereby (a) consents to such assignment pursuant to the terms of the Loan Agreement, and (b) agrees to pay directly to Agent for so long as the Lien of the Loan Agreement shall remain in effect (without counterclaim, set-off or other defense that Lessee may be able to assert against Owner Participant, Trust Company, Lessor or any other Person, except for and after giving effect to any and all set-off and other rights that Lessee has the right to exercise pursuant to
Section 3(h) of this Lease; provided however, that nothing contained in this
                            -------- -------
Section 21(a) shall (x) prevent Lessee from bringing an action for damages suffered by Lessee as a result of the breach by any Person of any obligation of such Person expressly stated in any Operative Document or Hughes Agreement or for equitable relief to obtain compliance with any such obligation, or for the return of mistakenly paid amounts of any Rent or from exercising the rights set forth in Section 3(h) hereof, or (y) be construed as: (1) a guaranty of (i) the value of the Transponders upon termination of the Basic Term or any Renewal Term or (ii) the useful life of the Transponders or (iii) payment of any of the Notes; or (2) a prohibition of assertion of any claim against any manufacturer, supplier, dealer, vendor, contractor, subcontractor or installer with respect to the Transponders; or (3) a waiver by Lessee of its right to assert and sue upon any claims it may have against any other Person in one or more separate actions) and thereafter to Lessor, all amounts (other than Excepted Payments) due and to become due to or for the account of Lessor and payable by Lessee hereunder or under any other Operative Document or Hughes Agreement to which Lessee in any capacity is a party which have been assigned or required to be assigned to Agent pursuant to the Loan Agreement or this Agreement. Lessee acknowledges that, so long as any Notes are outstanding, all rights of Lessor under this Lease shall be exercised only by Agent, as assignee of Lessor's rights under this Lease pursuant to the Loan Agreement, subject, however, to Sections 13.1 and 16.4 of the Loan Agreement and subject to Lessor's rights in respect of Excepted Payments.

          (b) Notwithstanding anything to the contrary hereinabove, Agent shall not have any greater rights under the Hughes Agreements than Lessor shall have pursuant to Section 5(b)(ii) and (iii) of this Agreement or than the Lessor otherwise has under this Lease.

     SECTION 22.  Counterparts; Uniform Commercial Code.
                  -------------------------------------

          This Lease and each Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart hereof other than the original executed counterpart which shall be identified as the counterpart containing the receipt therefor executed by Agent on the signature page thereof.

     SECTION 23.  Notices.

          Unless otherwise specifically provided herein, any notice, request or other communication hereunder shall be in writing and shall be deemed duly given or made when sent in accordance with Section 16.03 of the Participation Agreement.

     SECTION 24.  Miscellaneous.
                  -------------

              (a) Severability.  Any provision of this Lease which is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or of any provision in any other Operative Document or Hughes Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The provisions of this Lease shall remain valid and enforceable notwithstanding the invalidity, unenforceability, impossibility or illegality of performance of any other Operative Document.

          (b) Amendment.  Neither this Lease nor any of the terms hereof may be
              ---------
terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought and, unless and until Lessee and Lessor shall have received written notice from Agent that the Lien of the Loan Agreement on the Collateral Security has been released by Agent, no amendment, supplement or waiver by Lessor or Lessee shall be effective without the prior written consent of Agent, except as expressly provided in the Loan Agreement.

          (c) Headings, etc.  The Table of Contents and headings of the various
              --------------
Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

          (d) Successors and Assigns.  This Lease shall be binding upon and
              ----------------------
inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.

          (e) Governing Law.  This Lease shall in all respects be governed by,
              -------------
and construed in accordance with, the substantive laws of the State of New York.

          (f) Limitation of Liability of the Trust Company.  It is expressly
              --------------------------------------------
understood and agreed by and among the parties hereto that, (i) this Agreement is executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by the Owner Trustee are not personal representations, undertakings and agreements of the Trust Company, but are binding only on the Lessor's Estate and the Owner Trustee, as Trustee, (iii) actions to be taken by the Owner Trustee pursuant to its obligations hereunder may, in certain instances, be taken by the Owner Trustee only upon specific authority of the Owner Participant, and (iv) except as expressly set forth herein or in the other Operative Documents or the Hughes Agreements, nothing herein contained shall be construed as creating any liability of the Trust Company, including with respect to the payment of any indebtedness or expense of the trust created by the Trust Agreement, all such liability, if any, being expressly waived by the other parties hereto, and by any Person claiming by, through or under them.


                [balance of this page intentionally left blank]

          IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                              WILMINGTON TRUST COMPANY,
                                  not in its individual capacity but solely as Owner Trustee, Lessor


                              By  /s/ Emmett R. Harmon
                                  --------------------------------------
                                  Name:  Emmett R. Harmon
                                  Title: Vice President


                              HUGHES COMMUNICATIONS GALAXY, INC.,
                                   as Lessee


                              By  /s/ Jerald Farrell
                                  --------------------------------------
                                  Name:  Jerald Farrell
                                  Title: President